Exhibit 10.83

INDENTURE OF TRUST

Between

WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY

and

U.S. BANK NATIONAL ASSOCIATION

as Trustee

Dated as of June 1, 2003

Relating to

$57,415,000
Washington Economic Development Finance Authority
Taxable Economic Development Revenue Bonds, Series 2003A
(CSC of Tacoma LLC Detention Facility Project)

-i-

-ii-

Exhibit A – Form of Bonds
Exhibit B – Form of Project Requisition Certificate
Exhibit C – Form of Operating Reserve Fund/Repair and Replacement Fund Requisition Certificate
Exhibit D – Form of Costs of Issuance Fund Requisition Certificate

-iii-

 INDENTURE OF TRUST

THIS INDENTURE OF TRUST, dated as of June 1, 2003 (the “Indenture”), made by and between the WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY (the “Authority”), an instrumentality of the State of Washington, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”),

WITNESSETH:

WHEREAS, the Authority is authorized by the Constitution and laws of the State of Washington, particularly Chapter 43.163 RCW, as amended (the “Act”), to finance economic development activities in the State of Washington; and

WHEREAS, the Act authorizes the Authority: (a) to issue its nonrecourse revenue bonds to finance the project costs for economic development activities, which include, inter alia, activities conducted within a federally designated enterprise or empowerment zone or geographic area of similar nature; (b) to enter into financing documents with the borrower of the proceeds of its nonrecourse revenue bonds for the purpose of providing revenue to pay the principal of, premium, if any, and interest on such bonds; and (c) to secure the payment of the principal of, premium, if any, and interest on such bonds as provided in the Act; and

WHEREAS, CSC of Tacoma LLC, a Delaware limited liability company (the “Borrower”), has requested that the Authority issue bonds to finance a portion of the cost of acquiring, constructing and equipping a detention facility (the “Detention Facility”) located in the federally-designated Tacoma Renewal Community in Tacoma, Washington (the “Project”); and

WHEREAS, the Authority has adopted Resolution No. W-2003-002 on April 4, 2003, approving said request and authorizing the issuance of its Taxable Economic Development Revenue Bonds, Series 2003A (CSC of Tacoma LLC Detention Facility Project), in the aggregate principal amount of $57,415,000 (the “Bonds”) to finance costs of the Project; and

WHEREAS, the Authority has duly entered into a Loan Agreement, dated as of June 1, 2003, with the Borrower specifying the terms and conditions of a loan by the Authority to the Company of the proceeds of the Bonds to finance costs of the Project and the payment by the Company to the Authority of amounts sufficient for the payment of the principal of and, premium, if any, and interest on the Bonds and certain related expenses; and

               WHEREAS, to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and of the interest and premium, if any, thereon, the Authority has authorized the execution and delivery of this Indenture; and

               WHEREAS, the Trustee agrees to accept and administer the trusts created hereby for the benefit of the Bondowners and the Insurer; and

WHEREAS, all acts and proceedings required by law necessary to make the Bonds when executed by the Authority, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal limited obligations of the Authority, and to constitute this Indenture a valid and binding agreement for the uses and purposes herein set forth in accordance with its terms, have been done and taken, and the execution and delivery of this Indenture have been in all respects duly authorized;

GRANTING CLAUSES

NOW, THEREFORE, THIS INDENTURE FURTHER WITNESSETH: That the Authority has, in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the holders thereof, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be issued, authenticated, delivered, secured and accepted by all persons who shall from time to time be or become holders thereof, and to secure the payment of all of the Bonds at any time issued and Outstanding (as defined herein) hereunder and the interest and premium, if any, thereon according to their tenor, purport and effect, and to secure the payment to the Insurer of the Reimbursement Obligations and the performance and observance of all of the covenants and conditions therein and herein contained, executed this Indenture and does hereby grant a security interest in, assign, transfer, pledge, grant and convey unto the Trustee and its successors and assigns the following described property:

A. All Revenues.

B. All right, title and interest of the Authority in and to the Deed of Trust.

               C.            All rights and interests of the Authority in, under and pursuant to the Loan Agreement (as defined herein), including but not limited to, all Loan Repayments, Additional Payments and Facility Revenues, provided that the assignment made by this clause shall not include (i) any assignment of any obligation of the Authority under the Loan Agreement (and the Trustee shall have no duties with respect thereto) or (ii) any of the “Authority Unassigned Rights” consisting of all rights expressly granted to the Authority in this Indenture or in the Loan Agreement to (a) inspect books and records, (b) give or receive notices, approvals, consents, requests, and other communications, (c) receive payment or reimbursement for expenses, (d) immunity from and limitation of liability, (e) indemnification from liability by the Borrower under the Indemnification and Compensation Agreement, and (f) security for the Borrower’s indemnification obligations.

               D.            All rights and interests of the Authority in, under and pursuant to the Assignment of Claims.

               E.            Amounts on deposit from time to time in the funds and accounts created pursuant hereto, subject to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein.

F. Any and all other real or personal property of any kind from time to time hereafter by delivery or by writing of any kind specifically conveyed, pledged, assigned or transferred, as and for additional security hereunder for the Bonds, by anyone on behalf of the Authority or with its written consent, or by or on behalf of the Borrower, in favor of the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

TO HAVE AND TO HOLD all said Revenues and properties pledged, assigned and conveyed by the Authority hereunder, including all additional property that by the terms hereof has or may become subject to the encumbrance hereof, unto the Trustee and its successors in trust and its assigns forever, subject, however, to the rights reserved hereunder.

IN TRUST NEVERTHELESS, for the equal and proportionate benefit and security of the holders from time to time of the Bonds issued, authenticated, delivered and Outstanding hereunder, without preference, priority or distinction as to lien or otherwise of any of said Bonds over any other or others of said Bonds to the end that each holder of such Bonds has the same rights, privileges and lien under and by virtue hereof; and for the benefit of the Insurer and as security for the payment to the Insurer of the Reimbursement Obligations, and conditioned, however, that if the Authority shall well and truly cause to be paid fully and promptly when due all liabilities, obligations and sums at any time secured hereby, and shall promptly, faithfully and strictly keep, perform or observe or cause to be kept, performed and observed all of its covenants, warranties and agreements contained herein, then and in such event, this Indenture shall be and become void and of no further force and effect; otherwise, the same shall remain in full force and effect, and upon the trust and subject to the covenants and conditions hereafter set forth.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

Section 1.01. Definitions. In addition to the terms defined in the Loan Agreement and the Contract, for the purpose hereof unless the context otherwise requires, the following words and phrases shall have the following meanings:

“Act” means Chapter 43.163 RCW, as amended.

“Agency Contract” means any agreement, subsequent to the INS Contract, entered into by the Operator for the provision and operation of detention services (or any other use) utilizing the Detention Facility.

                “Annual Insurance and Property Taxes” for any calendar year means (i) the amount of premiums estimated to be payable for Insurance during such calendar year, as certified by the Borrower to the Trustee on or before January 1 of each year for the following calendar year, and adjusted from time to time during such calendar year, as provided in the Loan Agreement, plus (ii) the amount of property taxes estimated to be payable during such calendar year, as certified to the Trustee by the Borrower on or before January 1 of such year, as provided in the Loan Agreement.

“Assignment Agreement” means the Assignment of Project Agreements dated June 30, 2003, by the Borrower to the Trustee as security for Borrower’s obligations under the Loan Agreement.

“Assignment of Claims” means the Assignment pursuant to Federal Acquisition Regulation 32.805 to the Trustee of all payments due to Operator under the INS Contract.

“Assignment of Leases” means the Assignment of Leases and Cash Collateral dated June 1, 2003, by the Borrower to the Trustee as security for Borrower’s obligations under the Loan Agreement.

“Authority” means Washington Economic Development Finance Authority, a nonprofit corporation designated as a political subdivision of the State in accordance with the provisions of the Constitution of the State and under Title 35, Chapter 5, Washington Revised Statutes, as amended, and its successors and assigns.

“Authority Documents” means collectively the Loan Agreement, the Indenture, the Bond Purchase Agreement, and any other agreement, certificate, contract, or instrument to be executed by the Authority in connection with the issuance of the Bonds or the financing of a portion of the expense associated with the Project.

“Authority Representative” means and includes the Chair and Vice Chair of the Authority, or such other person as the Authority may designate to act on its behalf by written certificate furnished to the Borrower and the Trustee containing the specimen signature of such person and signed on behalf of the Authority by its Chair or Vice Chair.

“Authority’s Unassigned Rights” means the rights of the Authority to (a) inspect books and records, (b)give or receive notices, approvals, consents, requests, and other communications, (c) receive payments or reimbursement for expenses, (d) immunity from and limitation of liability, (e) indemnification from liability by the Borrower, and (f) security for the Borrower’s indemnification obligations.

“Authorized Denomination” means $5,000 or any integral multiple thereof.

“Bond” or “Bonds” means the Authority’s Taxable Economic Development Revenue Bonds, Series 2003A (CSC of Tacoma LLC Detention Facility Project), issued pursuant to Section 2.01 hereof.

“Bond Counsel” means Preston Gates & Ellis LLP, or another firm of attorneys of national reputation experienced in the field of municipal bonds whose opinions are generally accepted by purchasers of municipal bonds, appointed by the Authority and reasonably acceptable to the Borrower.

“Bond Fund” means the fund of that name created pursuant to Section 5.01 hereof.

“Bond Payment Date” means each interest payment date and each date on which principal shall be payable on any of the Bonds according to their respective terms so long as any Bonds are Outstanding.

“Bondowner” or “Owner” means the person in whose name the Bond is registered.

“Bond Purchase Agreement” means the Bond Purchase Agreement with respect to the Bonds among the Authority, the Borrower, and the Underwriter.

“Borrower” means CSC of Tacoma LLC, a Delaware limited liability company, whose sole member is the Operator, and its successors and permitted assigns and any surviving, resulting or transferee entity, including any surviving, resulting or transferee entity in a transaction in compliance with the provisions of Section 5.2 of the Loan Agreement.

“Borrower Representative” means James Slattery, Class A Manager of the Borrower, and any other person at the time designated to act on behalf of the Borrower by written certificate furnished to the Authority and the Trustee, containing the specimen signature of such person. Such certificate may designate an alternate or alternates who shall have the same authority, duties and powers as such Borrower Representative.

“Business Day” means any day of the year other than a Saturday or Sunday or a day on which banks located in the city in which the Designated Office of the Trustee is located are not required or authorized to remain closed.

“Code” means the Internal Revenue Code of 1986, and applicable regulations thereunder.

               “Completion” means, with respect to the Detention Facility, final completion of the Detention Facility as defined in the Development Agreement.

               “Construction Contract” means the Standard Form of Agreement between Owner and Contractor where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price, on AIA Form A111-1997, dated June 27, 2003, by and between the Borrower and the General Contractor.

               “Construction Costs Account” means the account of that name created within the Project Fund pursuant to Section 5.01 hereof.

               “Construction Manager” means Washington Construction Services, Inc. as construction manager for the Project pursuant to its agreement with Borrower.

               “Costs of Issuance Fund” means the fund of that name created pursuant to Section 5.01 hereof.

“Debt Service Reserve Fund” means the fund of that name created pursuant to Section 5.01.

“Deed of Trust” means the Deed of Trust, Security Agreement, Assignment of Lease and Rents and Fixture Filing, dated as of June 1, 2003, by the Borrower to the Trustee as security for Borrower’s obligations under the Loan Agreement.

“Designated Office” of the Trustee means the office set forth in Section 11.08 or such other office designated by the Trustee in writing in accordance with Section 11.08.

“Detention Facility” means the detention facility and related facilities to be built in Tacoma as required under the terms of the INS Contract.

“Developer” means Correctional Services Corporation, a Delaware corporation, as Developer for the Project pursuant to the Development Agreement, or any successor developer of the Detention Facility.

“Development Agreement” means the Design and Development Agreement between the Borrower and Developer, dated June 30, 2003, pursuant to which Developer will manage construction of the Detention Facility, and any subsequent use agreement entered into by Borrower for management of the construction of the Detention Facility.

“DTC” means The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, and its successors and assigns.

“Event of Default” means any one of those events set forth in Section 7.01 hereof.

“Facility Revenue Collection Period” means a month-long period beginning on the twentieth day of each month and ending on the nineteenth day of the following month. The first Facility Revenue Collection Period shall be such month-long period within which the first payment from the INS under the INS Contract is received.

“Facility Revenues” means the User Fee and any and all other income, receipts and revenues of any nature in any form derived by Borrower from the Detention Facility, including but not limited to amounts due or to become due from the INS as a result of performance of the INS Contract (which shall be assigned to the Trustee pursuant to the Assignment of Claims) or amounts due or to become due from any other party contracting with Operator as a result of performance of any Agency Contract, to the extent Borrower is entitled to receive or to receive the benefit of such income, receipts and revenues pursuant to the Use Agreement.

               “General Costs Account” means the account of that name created within the Project Fund pursuant to Section 5.01 hereof.

               “General Contractor” means Lydig Construction, Inc.

“Government Obligations” means (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, and (ii) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (i) or (ii) issued or held in book-entry form on the books of the Department of the Treasury of the United States of America or Federal Reserve Bank).

“Indemnification and Compensation Agreement” means the Indemnification and Compensation Agreement dated as of April 2, 2003, between the Borrower and the Authority.

“Indenture” means this Indenture, and when amended or supplemented, this Indenture as amended or supplemented.

“INS” means the Bureau of Immigration and Customs Enforcement under the United States Department of Homeland Security, formerly known as the United States Immigration and Naturalization Service.

“INS Contract” means Contract No. ACL-2-C-0004 (Requisition/Purchase Req. DET-99-251), entered July 26, 2002, as modified, between the Operator and the INS for the provision and operation of a detention facility.

“Insurance” means the insurance required to be maintained for the Detention Facility by the Borrower pursuant to the following provisions of Section 6.6 of the Loan Agreement: (a)(2) and (c)(iv)

“Insurance and Property Taxes Fund” means the fund of that name created pursuant to Section 5.01 hereof.

“Insurer” means MBIA Insurance Corporation, a stock insurance company incorporated under the laws of the State of New York.

“Interest Account” means the account of that name created within the Bond Fund pursuant to Section 5.01 hereof.

“Letter of Representations” means the Blanket Issuer Letter of Representations dated February 25, 1997, of the Authority to DTC.

“Loan Agreement” means the Loan Agreement, dated as of June 1, 2003, by and between the Authority and the Borrower with respect to the Bonds, and when amended or supplemented, such Loan Agreement, as amended or supplemented.

               “Monthly Minimum Amount” means the minimum guaranteed amount payable monthly to the Operator (i) under the INS Contract or (ii) under any replacement or successor contract for providing services at the Detention Facility. The Monthly Minimum Amount under the INS Contract is initially $1,140,650.

“Operating Costs” means all actual and direct expenses paid to unrelated parties incurred in the operation and maintenance of the Detention Facility including, without limitation, the Borrower’s fees and expenses, salaries and benefits paid or provided to individuals employed at the Detention Facility, the costs of services and goods provided to the Detention Facility, utilities, supplies, equipment, food service, medical care, transportation, maintenance, repairs, insurance and insurance deductibles, legal settlements attributable to the operation of the Detention Facility, and legal, accounting and other professional fees and expenses attributable to the operation of the Detention Facility.

“Operating Reserve Fund” means the fund of that name created pursuant to Section 5.01.

“Operator” means Correctional Services Corporation, a Delaware corporation, or any successor operator or tenant of the Detention Facility.

“Opinion of Counsel” means a written opinion of an attorney or firm of attorneys appointed by the Borrower, reasonably acceptable to the Trustee and, to the extent the Authority is to act or refrain from acting in reliance thereon, reasonably acceptable to the Authority, and who (except as otherwise expressly provided herein or in the Loan Agreement) may be counsel for the Borrower, the Authority or the Trustee, and may be an employee of the Borrower or the Trustee.

“Outstanding” when used with reference to the Bonds, means, as of any date of determination, all Bonds theretofore authenticated and delivered except:

(a) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b) Bonds that are deemed paid and no longer Outstanding as provided herein;

(c) Bonds in lieu of which other Bonds have been issued pursuant to the provisions hereof relating to Bonds destroyed, stolen or lost, unless evidence satisfactory to the Trustee has been received that any such Bond is held by a bona fide purchaser; and

(d) For purposes of any consent or other action to be taken hereunder or under the Loan Agreement by the Owner of a specified percentage in principal amount of Bonds, Bonds held by or for the account of the Authority, the Borrower, or any person controlling, controlled by, or under common control with, any of them, unless all Bonds otherwise Outstanding or held by or for the account of any such person, in which such Bonds shall be taken into account.

“Owner” See Bondowner.

“Permitted Investments” means any of the following:

                                (1)            Direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United

States of America, and CATS and TIGRS) or obligations the timely payment of the principal of and interest on which are fully guaranteed by the United States of America.

                              (2)            Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following federal agencies and provided such obligations are backed by the full faith and credit of the United States of America (stripped securities are only permitted if they have been stripped by the agency itself):

A.	U.S. Export-Import Bank: direct obligations or fully guaranteed certificates of beneficial ownership;
B.	Farmers Home Administration: certificates of beneficial ownership;
C.	Federal Financing Bank;
D.	Federal Housing Administration Debentures;
E.	General Services Administration: participation certificates;
F.	Government National Mortgage Association (GNMA): GNMA-guaranteed mortgage-backed bonds and GNMA-guaranteed pass-through obligations;
G.	U.S. Maritime Administration: guaranteed Title XI financing; and
H.	U.S. Department of Housing and Urban Development: project notes; local authority bonds; U.S. government-guaranteed new communities debentures; U.S. government-guaranteed public housing notes and bonds.

                              (3)         Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following non-full faith and credit U.S. government agencies (stripped securities are only permitted if they have been stripped by the agency itself):

A.	Federal Home Loan Bank System: senior debt obligations;
B.	Federal Home Loan Mortgage Corporation (FHLMC): participation certificates and senior debt obligations;
C.	Federal National Mortgage Association (FNMA): mortgage-backed securities and senior debt obligations;
D.	Student Loan Marketing Association (SLMA): senior debt obligations;
E.	Resolution Funding Corp. (REFCORP): only the interest component of REFCORP strips that have been stripped by request to the Federal Reserve Bank of New York; and
F.	Farm Credit System: consolidated systemwide bonds and notes.

                              (4)         Money market funds registered under the Federal Investment Company Act of 1940, whose shares are registered under the Federal Securities Act of 1933, and having a rating by S&P of AAAm-G, AAAm or AAm and if rated by Moody’s having a rating of Aaa, Aa1 or Aa2, including those for which the Trustee or an affiliate provides services for a fee, whether as an investment advisor, custodian, transfer agent, registrar, sponsor, distributor, manager or otherwise.

                           (5)         Certificates of deposit secured at all times by collateral described in (1) and/or (2) above. Such certificates must be issued by commercial banks, savings and loan associations or mutual savings banks (including the Trustee or any of its affiliates) whose short-term obligations are rated A-1+ or better by S&P and Prime-1 or better by Moody’s. The collateral must be held by a third party and Bondowners must have a perfected first security interest in the collateral.

                           (6)         Certificates of deposit, savings accounts, deposit accounts or money market deposits (including those of the Trustee or any of its affiliates) that are fully insured by FDIC, including BIF and SAIF.

                           (7)         Investment agreements, including “GICs,” forward purchase agreements, and reserve fund put agreements acceptable to the Insurer.

                           (8)         Commercial paper rated, at the time of purchase, Prime-1 by Moody’s and A-1 or better by S&P.

                           (9)         Bonds or notes issued by any state or municipality rated by Moody’s and S&P in one of the two highest rating categories assigned by such agencies.

                         (10)         Federal funds or bankers acceptances with a maximum term of one year of any bank (including the Trustee or any of its affiliates) that has an unsecured, uninsured and unguaranteed obligation rating of Prime-1 or A3 or better by Moody’s and A-1 or A or better by the Insurer.

                         (11)         Repurchase agreements providing for the transfer of securities from a dealer bank (including the Trustee or any of its affiliates) or securities firm (seller/borrower) to the Trustee, on behalf of the Authority (buyer/lender), and the transfer of cash from the Trustee, on behalf of the Authority, to the dealer bank or securities firm with an agreement that the dealer bank or securities firm will repay the cash plus a yield to the Trustee, on behalf of the Authority, in exchange for the securities at a specified date. Repurchase Agreements for a term of 30 days or less must satisfy the following criteria and, if for a term of more than 30 days, must be approved by the Insurer:

A. Repos must be between the Trustee, on behalf of the Authority, and a dealer bank or securities firm.

a.	Primary dealers on the Federal Reserve reporting dealer list that fall under the jurisdiction of the SIPC and that are rated A or better by S&P and Moody’s, or

b.	Banks rated A or above by S&P and Moody’s.

B. The written repo contract must include the following:

a. Securities that are acceptable for transfer are:

(1)	Direct U.S. governments, or

(2)	Federal agencies backed by the full faith and credit of the U.S. government (and FNMA & FHLMC).

b.	The term of the repo may be up to 30 days.

c.	The collateral must be delivered to the Trustee (if Trustee is not supplying the collateral) or to a third party acting as agent for the Trustee (if the Trustee is supplying the collateral) before or simultaneously with payment (perfection by possession of certificated securities).

d.	The securities must be valued weekly, marked-to-market at current market price plus accrued interest. The value of collateral must be equal to 104% of the amount of cash transferred by the Trustee, on behalf of the Authority, to the dealer bank or securities firm under the repo plus accrued interest. If the value of securities held as collateral slips below 104% of the value of the cash transferred, then additional cash and/or acceptable securities must be transferred. If, however, the securities used as collateral are FNMA or FHLMC, then the value of collateral must equal 105%.

(12) Such other investments as are approved in writing by the Insurer.

“Policy” means the financial guaranty insurance policy issued by the Insurer with respect to the Bonds.

               “Principal Account” means the account of that name created within the Bond Fund pursuant to Section 5.01 hereof.

“Project” means the acquisition, construction and equipping of the Detention Facility, as further described in the Loan Agreement.

“Project Agreements” means, collectively, the Development Agreement, Construction Contract, the Architect’s Agreement, the Construction Manager Agreement,

“Project Fund” means the fund of that name created pursuant to Section 5.01 hereof.

“Rating Agency” means Standard & Poor’s Ratings Service or any other nationally recognized securities rating agency that at the relevant time maintains a rating on the Bonds at the request of the Borrower, or if no such rating agency is at the relevant time maintaining a rating on the Bonds, any nationally recognized securities rating agency designated by the Borrower by written notice to the Trustee.

“Rating Category” means a generic securities rating category, without regard, in the case of a long-term rating category, to any refinement or gradation within the long-term rating category by a numerical or other modifier.

“RCW” means the Revised Code of Washington.

“Retainage Account” means the account of that name created within the Project Fund pursuant to Section 5.01 hereof.

“Redemption Account” means the account of the Bond Fund of that name created pursuant to Section 5.01 hereof.

“Reimbursement Obligations” means (i) all amounts paid by the Insurer under the Policy, plus (ii) interest thereon from the date of any such payment until reimbursed at the interest rate on the Bonds, plus (iii) reasonable costs and expenses paid or incurred by the Insurer in connection with any curative or remedial enforcement action, defense or preservation of any rights or security arising out of or relating to the Indenture, the Loan Agreement, the Deed of Trust, Assignment of Leases, any of the Project Agreements, the Use Agreement, the Assignment Agreement, or any of the other agreements entered into by Borrower in connection with the Bonds or the Project (including, without limitation, reasonable fees and expenses of attorneys, consultants, managers, brokers and auditors and reasonable costs of investigation and all costs and expenses paid or incurred by the Insurer in connection with any event of default under any of such documents or any reletting of the Detention Facility) and (iv) interest on the amounts described in clause (iii) from the date the Insurer gives written notice to the Borrower and the Trustee of the payment or incurrence by the Insurer of such amounts and of the amount of any such payment made or incurred by the Insurer, until reimbursed at the interest rate on the Bonds.

“Repair and Replacement Fund” means the fund of that name created pursuant to Section 5.01 hereof.

“Revenue Fund” means the fund of that name created pursuant to Section 5.01 hereof.

               “Revenues” means (i) all amounts paid or payable by the Borrower under the Loan Agreement and assigned to the Trustee hereunder, including the Loan Repayments, Additional Payments and Facility Revenues pledged pursuant to Section 6.7 of the Loan Agreement, and any proceeds or amounts receivable by the Trustee under the Deed of Trust, Assignment of Leases, or Assignment Agreement, (ii) any proceeds of Bonds originally deposited with the Trustee for the payment of interest accrued on the Bonds or otherwise paid to the Trustee by or on behalf of the Borrower or the Authority for deposit in the Bond Fund, (iii) any insurance proceeds or eminent domain proceeds in respect of the Detention Facility receivable or received by the Trustee pursuant to the Loan Agreement and the Deed of Trust, and (iv) investment income with respect to any money held by the Trustee under the Indenture.

“State” means the State of Washington.

“Subordinated Note” means the Subordinated Promissory Note dated June 30, 2003, made by Borrower to Operator in the initial principal amount of $8,000,000 and payable from Facility Revenues only as provided in Section 5.04.

“Supplement,” when used in reference to the Indenture, means an indenture supplementing or modifying the provisions hereof entered into by the Authority and the Trustee in accordance with Article IX hereof.

“Surveillance Fee" means the annual surveillance fee of $15,000 payable to the Insurer at closing and annually thereafter until the earlier of (i) final maturity or (ii) the legal discharge of the Bonds and all Reimbursement Obligations. Upon the execution of a long term lease between the INS and Operator in a form satisfactory to Insurer, the Surveillance Fee shall be reduced to $5,000.

“Trustee” means U.S. Bank National Association, a national banking association, in its capacity as trustee hereunder and any successor to its duties hereunder.

“Trustee Fees and Expenses” means the fees and expenses described in Section 8.08.

“Underwriter” means Morgan Keegan & Company, Inc.

“Use Agreement” means the Use Agreement dated as of June 30, 2003 by and between Borrower and Operator, and any subsequent use agreement or lease for the Detention Facility entered into by Borrower.

“User Fee” means the monthly amount payable by the Operator to the Borrower under the Use Agreement, which amount shall be certified to the Trustee by the Borrower.

“Written Request” means a request in writing, signed, in the case of the Authority, by an Authority Representative, and in the case of the Borrower, by a Borrower Representative.

Section 1.02. Interpretation. In this Indenture, unless otherwise stated or the context otherwise requires:

(i) Words of one gender include the corresponding words of other genders; words of neuter include both genders; and words in the singular include words in the plural and vice versa.

                             (ii)        Words indicating persons, parties, or entities (and the like) include firms, associations, partnerships (including limited partnerships), limited liability companies (and the like), corporations, trusts and other legal entities, including public and governmental bodies, as well as natural persons.

(iii) References to a statute refer to the statute, as amended, and any successor statute, and to all regulations promulgated under or implementing the statute or successor statute, as in effect at the relevant time.

(iv) References to a governmental or quasi-governmental entity or representatives thereof also refer to an entity that succeeds to the functions of the governmental or quasi-governmental entity and representatives thereof.

(v) Headings preceding sections of text and any table of contents are solely for convenience of reference and are not part of this Indenture and are not to affect its meaning, interpretation or effect.

(vi) The word “including” means “including, but not limited to” and the word “include” means “include, among others.”

(vii) The terms “hereby,” “hereof,” “herein,” and “hereunder” (and the like) refer to this Indenture.

(viii) Words importing the redemption of a Bond or the calling of a Bond for redemption do not mean or include the payment of a Bond at its stated maturity or the purchase of a Bond.

Section 1.03. All Bonds Equally and Ratably Secured; Bonds Not General Obligations of the Authority. All Bonds issued hereunder and at any time Outstanding shall in all respects be equally and ratably secured hereby, without preference, priority, or distinction on account of the date or dates or the actual time or times of the issuance or maturity of the Bonds, so that all Bonds at any time issued and Outstanding hereunder shall have the same right, lien and preference hereunder and shall all be equally and ratably secured hereby. The Bonds shall be special limited obligations of the Authority and shall be payable solely out of the Revenues and other security pledged hereby and shall not constitute an indebtedness or general obligation of the Authority within the meaning of any State constitutional provision or statutory limitation and shall never constitute or give rise to a pecuniary liability of the Authority or be a charge against its general credit or a charge against the general credit or the taxing powers of the State or any political subdivision thereof. The Authority has no taxing power.

ARTICLE II

AUTHORIZATION AND TERMS OF BONDS

               Section 2.01.   Authorization of Bonds.  The Authority hereby authorizes the issuance of the Bonds in the aggregate original principal amount of $57,415,000 pursuant to the Act to finance costs of the Project. The Bonds shall be designated “Washington Economic Development Finance Authority Taxable Economic Development Revenue Bonds, Series 2003A

(CSC of Tacoma LLC Detention Facility Project),” and shall be issued and sold as directed by the Authority in accordance with provisions of this Indenture.

The Bonds shall be dated the date of their delivery; shall be fully registered as to both principal and interest; shall be in Authorized Denominations, provided that no Bond shall represent more than one maturity; shall be numbered separately in such manner and with any additional designation as the Trustee deems necessary for purposes of identification; and shall bear interest from their date payable on the first days of each April and October, commencing on October 1, 2003, at the following per annum interest rates and mature on October 1 in the following years in the following principal amounts:

Maturity Date	Principal Amount	Interest Rate

2005	$4,705,000	1.60%
2006	4,905,000	2.00
2007	5,130,000	2.50
2008	5,390,000	2.90
2009	5,680,000	3.20
2010	5,865,000	3.50
2011	6,070,000	3.80
2012	6,300,000	4.00
2013	6,550,000	4.10
2014	6,820,000	4.10

Section 2.02. Registration and Payment of Bonds.

                              (a)            The Trustee shall maintain at its offices books for the registration and transfer of Bonds. So long as any Bonds remain Outstanding, the Trustee shall make all necessary provisions to permit the exchange or registration of transfer of Bonds. The Trustee is authorized, on behalf of the Authority, to authenticate and deliver Bonds transferred or exchanged in accordance with the provisions of such Bonds and this Indenture. The Trustee shall be responsible for its representations contained in the Certificate of Authentication on the Bonds.

                              (b)            The Authority and the Trustee, each in its discretion, may deem and treat the registered Owner of each Bond as the absolute owner thereof for all purposes, and neither the Authority nor the Trustee shall be affected by any notice to the contrary. Payment of any such Bond shall be made only as described in Section 2.02(f) hereof, but such Bond may be transferred as herein provided. All such payments made as described in Section 2.02(f) shall be valid and shall satisfy and discharge the liability of the Authority upon such Bond to the extent of the amount or amounts so paid.

                              (c)            The Bonds shall initially be held in fully immobilized form by DTC acting as depository. To induce DTC to accept the Bonds as eligible for deposit at DTC, the Authority has heretofore executed and delivered to DTC a Blanket Issuer Letter of Representations (the “Letter of Representations”). Neither the Authority nor the Trustee will have any responsibility or obligation to DTC participants or the persons for whom they act as nominees (or any successor depository) with respect to the Bonds in respect of the accuracy of any records maintained by DTC (or any successor depository) or any DTC participant, the payment by DTC (or any successor depository) or any DTC participant of any amount in respect of the principal of or interest on Bonds, any notice that is permitted or required to be given to registered Owners under this Indenture (except such notices as shall be required to be given by the Authority to the Trustee or to DTC (or any successor depository)), or any consent given or other action taken by DTC (or any successor depository) as the registered Owner. For so long as any Bonds are held in fully-immobilized form hereunder, DTC or its successor depository shall be deemed to be the registered Owner for all purposes hereunder, and all references herein to the registered Owners shall mean DTC (or any successor depository) or its nominee and shall not mean the owners of any beneficial interest in such Bonds.

If any Bond shall be duly presented for payment and funds have not been duly provided by the Authority on such applicable date, then interest shall continue to accrue thereafter on the unpaid principal thereof at the rate stated on such Bond until such Bond is paid.

(d) The transfer of any Bond may be registered and Bonds may be exchanged, but no transfer of any such Bond shall be valid unless such Bond is surrendered to the Trustee with the assignment form appearing on such Bond duly executed by the registered Owner or such registered Owner’s duly authorized agent in a manner satisfactory to the Trustee. Upon such surrender, the Trustee shall cancel the surrendered Bond and shall authenticate and deliver, without charge to the registered Owner or transferee therefor, a new Bond (or Bonds at the option of the new registered Owner) of the same date, maturity and interest rate and for the same aggregate principal amount in any Authorized Denomination, naming as registered Owner the person or persons listed as the assignee on the assignment form appearing on the surrendered Bond, in exchange for such surrendered and cancelled Bond. Any Bond may be surrendered to the Trustee and exchanged, without charge, for an equal aggregate principal amount of Bonds of the same date, maturity and interest rate, in any Authorized Denomination. The Trustee shall not be obligated to register the transfer or to exchange any Bond during the 15 days preceding the date any such Bond is to be redeemed.

(e) The Trustee may become the registered Owner of any Bond with the same rights it would have if it were not the Trustee, and to the extent permitted by law, may act as depository for and permit any of its officers or directors to act as member of, or in any other capacity with respect to, any committee formed to protect the right of the registered Owners of Bonds.

(f) Both principal of and interest on the Bonds shall be payable in lawful money of the United States of America. Interest on the Bonds shall be calculated on the basis of a 360-day year and twelve 30-day months. For so long as all Bonds are in fully immobilized form, payments of principal and interest shall be made as provided in accordance with the operational arrangements of DTC referred to in the Letter of Representations.

               In the event that the Bonds are no longer in fully immobilized form, interest on the Bonds shall be paid by check or draft mailed to the registered Owners at the addresses for such registered Owners appearing on the Bond registration books on the 15th day of the month preceding the interest payment date, and principal of the Bonds shall be payable upon presentation and surrender of such Bonds by the registered Owners at the principal office of the Trustee; provided, however, that if so requested in writing by the registered Owner of at least $1,000,000 principal amount of Bonds, interest will be paid by wire transfer on the date due to an account with a bank located within the United States.

Section 2.03. Use of Depository.

                              (a)            The Bonds shall be registered initially in the name of “Cede & Co.”, as nominee of DTC, with one Bond maturing on each of the maturity dates for the Bonds in an Authorized Denomination corresponding to the total principal therein designated to mature on such date. Registered ownership of such immobilized Bonds, or any portions thereof, may not thereafter be transferred except (i) to any successor of DTC or its nominee, provided that any such successor shall be qualified under any applicable laws to provide the service proposed to be provided by it; (ii) to any substitute depository appointed by the Authority pursuant to subsection (b) below or such substitute depository’s successor; or (iii) to any person as provided in subsection (d) below.

                              (b)            Upon the resignation of DTC or its successor (or any substitute depository or its successor) from its functions as depository or a determination by the Authority to discontinue the system of book entry transfers through DTC or its successor (or any substitute depository or its successor), the Authority may hereafter appoint a substitute depository. Any such substitute depository shall be qualified under any applicable laws to provide the services proposed to be provided by it.

                              (c)            In the case of any transfer pursuant to clause (i) or (ii) of subsection (a) above, the Trustee shall, upon receipt of all Outstanding Bonds, together with a written request by the Authority Representative, issue a single new Bond for each maturity then Outstanding, registered in the name of such successor or such substitute depository, or their nominees, as the case maybe, all as specified in such written request of the Authority Representative.

                              (d)            In the event that (i) DTC or its successor (or substitute depository or its successor) resigns from its functions as depository, and no substitute depository can be obtained, or (ii) the Authority determines that it is in the best interest of the beneficial owners of the Bonds that such owners be able to obtain such bonds in the form of Bond certificates, the ownership of such Bonds may then be transferred to any person or entity as herein provided, and shall no longer be held in fully-immobilized form. The Authority Representative shall deliver a written request to the Trustee, together with a supply of definitive Bonds, to issue Bonds as herein provided in any Authorized Denomination. Upon receipt by the Trustee of all then Outstanding Bonds together with a written request on behalf of the Authority to the Trustee, new Bonds shall be issued in the appropriate denominations and registered in the names of such persons as are requested in such written request.

               Section 2.04.   Mutilated, Destroyed, Lost and Stolen Bonds. If (i) any mutilated Bond is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Trustee and the Authority such security or indemnity as the Trustee reasonably may require to hold the Authority and the Trustee harmless, then, in the absence of notice to the Trustee that such Bond has been acquired by a bona fide purchaser and upon the Owner’s paying the reasonable expenses of the Trustee and the Authority and of any security or indemnity bond required by the Trustee, the Authority shall cause to be executed (but need not prepare) and the Trustee shall authenticate and deliver, in exchange for such mutilated Bond or in lieu of such destroyed, lost or stolen Bond, a new Bond of like principal amount, date and tenor. If any such mutilated, destroyed, lost or stolen Bond has become, or will on or before the next Bond Payment Date become, due and payable, the Trustee may, in its discretion, pay such Bond when due instead of delivering a new Bond.

Section 2.05. Execution and Authentication of Bonds. The Bonds shall be executed on behalf of the Authority with the manual or facsimile signature of its Chair, and attested by the manual or facsimile signature of its Secretary. In case any officer who shall have signed any of the Bonds shall cease to be such officer before the Bonds so signed or attested shall have been authenticated or delivered by the Registrar or issued by the Authority, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issuance, shall be as binding upon the Authority as though those who signed and attested the same had continued to be such officers of the Authority. Also, any Bond may be signed on behalf of the Authority by such persons as on the actual date of the execution of such Bond shall be the proper officers although on the nominal date of such Bond any such person shall not have been such officer.

Each Bond shall be manually authenticated by an authorized representative of the Trustee, without which authentication no Bond shall be entitled to the benefits hereof. The Trustee shall authenticate the Bonds for original issue and deliver them in accordance with a certificate of an Authority Representative delivered to the Trustee requesting such authentication and delivery upon payment therefor and stating the amount to be paid therefor to the Trustee for the account of the Authority.

Section 2.06. Non-Presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof and premium, if any, becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, if money sufficient to pay the principal of, premium, if any, and interest on, such Bond shall have been deposited hereunder for such payment, all liability to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such money as provided herein, without liability for interest thereon, for the benefit of the Owner of such Bond, who shall thereafter be restricted exclusively to such money, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond.

ARTICLE III

REDEMPTION OF BONDS

               Section 3.01.   No Optional Redemption. The Bonds are not subject to optional redemption prior to their stated maturities.

Section 3.02. Reserved.

Section 3.03. Extraordinary Optional Redemption. The Bonds are subject to extraordinary optional redemption prior to maturity at any time, at the option of the Borrower, at a redemption price equal to 100% of the principal amount of Bonds being redeemed, plus interest accrued to the date fixed for redemption:

(a) in part, in the event of damage, destruction or condemnation (or conveyance in lieu of condemnation) of all or any part of the property of the Borrower, with the approval of the Insurer, such redemption to be made with the net proceeds of hazard insurance or any award received as a result of such condemnation (or conveyance in lieu thereof), which are not applied to restore the Project or acquire replacement property constituting part of the Project;

(b) in whole, following an event of damage, destruction or condemnation (or conveyance in lieu of condemnation) of any or any part of the property of the Borrower, at the option of the Borrower, with the approval of the Insurer, if the Borrower in good faith determines that the continued operation of the Project following such damage, destruction or condemnation is impracticable, uneconomical or undesirable for any reason.

Section 3.04. Selection of Bonds to be Redeemed. If less than all of the Bonds are to be redeemed, then the particular Bonds or portions thereof to be redeemed will be selected by the Trustee in such random selection manner as the Trustee deems appropriate; provided that the portion of any Bond to be redeemed and the portion not to be redeemed each is required to be in an Authorized Denomination.

Section 3.05. Partial Redemption of Bonds. Upon the selection and call for redemption of, and the surrender of, any Bond for redemption in part only, the Authority shall cause to be executed (but need not prepare) and the Trustee shall authenticate and deliver to or upon the written order of the Owner thereof, at the expense of the Borrower, a new Bond or Bonds of Authorized Denominations in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

Section 3.06. Effect of Call for Redemption. On the date designated for redemption by notice given as herein provided, the Bonds so called for redemption shall become and be due and payable at the redemption price provided for redemption of such Bonds on such date. If on the date fixed for redemption money sufficient for payment of the redemption price and accrued interest is held by the Trustee as provided herein, interest on the Bonds so called for redemption shall cease to accrue, such Bonds shall cease to be entitled to any benefit or security hereunder except the right to receive payment from the money held by the Trustee and the amount of such Bonds so called for redemption shall be deemed paid and no longer Outstanding.

               Section 3.07.   Notice of Redemption. Notice of any redemption is required to be given at least 30 days and not more than 60 days prior to the date fixed for redemption by first class mail to the Owners of the Bonds to be redeemed. However, the failure to give a notice of redemption or a defect in it does not affect (i) the validity of any proceedings for the redemption of a Bond if the Owner of such Bond receives actual notice of the redemption from any source or

(ii) the validity of the proceedings for the redemption of any Bonds for which proper notice was given. If any Bonds have been called for redemption but have not yet been presented to the Trustee for payment within 60 days after the date set for redemption, the Trustee is required to send to the owners of those Bonds a second notice of redemption, within 75 days of the date set for redemption. So long as DTC is acting as securities depository for the Bonds in accordance with Section 2.02, notice of any redemption of the Bonds shall be sent by the Trustee only to Cede & Co. Information also will be sent in such manner as the Trustee deems appropriate to the registered securities depositories and national information services that disseminate redemption notices that the Trustee determines to be customary or appropriate.

If at the time of mailing of any notice of optional redemption pursuant to Section 3.01 or extraordinary optional redemption pursuant to Section 3.03, there shall not have been deposited with the Trustee money sufficient to redeem all the Bonds called for redemption, such notice may (if requested by the Borrower) state that it is subject to the deposit of the redemption money with the Trustee not later than the opening of business on the redemption date and will be of no effect unless such money is so deposited.

ARTICLE IV

FORM OF BONDS

Section 4.01. Form of Bonds. The Bonds shall be in substantially the form set forth on Exhibit A hereto, with such necessary and appropriate omissions, insertions and variations as are permitted or required hereby.

ARTICLE V

REVENUES AND FUNDS

               Section 5.01.   Creation of Funds and Accounts. Upon the issuance of the Bonds, the Trustee shall create the following funds and accounts to be held in trust for the Owners of the Bonds:

(a) Bond Fund, which shall consist of (i) the Principal Account, (ii) the Interest Account, and (iii) the Redemption Account;

(b) Cost of Issuance Fund;

(c) Project Fund, which shall consist of (i) General Costs Account, (ii) Construction Costs Account, and (iii) Retainage Account;

(d) Revenue Fund;

(e) Debt Service Reserve Fund;

(f) Operating Reserve Fund;

(g) Repair and Replacement Fund; and

(h) Insurance and Property Taxes Fund.

Section 5.02. Application of Bond Proceeds and Other Money. The Trustee shall receive at the time of issuance of the Bonds the proceeds of the sale of the Bonds of $52,471,878.12 (net of the premium to the Insurer, which shall be paid directly to the Insurer and net of Original Issue Discount and Underwriters’ Discount) and $7,914,370 of the proceeds of the Subordinated Noted and shall deposit such funds as follows:

(a) to the Interest Account of the Bond Fund, $2,302,400.79;

(b) to the Debt Service Reserve Fund, $5,741,500;

(c) to the Cost of Issuance Fund, $2,278,626.00;

(d) to the Project Fund, $41,399,351.33;

(e) to the Insurance and Property Taxes Fund, $250,000; and

(f) to the Repair and Replacement Fund, $500,000.

               Section 5.03.   Cost of Issuance Fund. A deposit to the credit of the Cost of Issuance Fund shall be made as required by the provisions of Section 5.02 hereof. Money on deposit in the Cost of Issuance Fund shall be applied to pay the costs of issuing the Bonds, including, without limitation, all printing expenses in connection with the Bonds and the preliminary official statement and official statement pertaining to the Bonds; rating agency fees; legal fees; review advisors fees; the initial fees and expenses of the Authority; the initial Trustee Fees and Expenses; and all other fees and expenses incurred in connection with the issuance of the Bonds. The costs described above shall be payable upon submission to the Trustee of a Written Request from the Borrower in the form of Exhibit D hereto stating that the amount indicated thereof is justly due and owing, has not been the subject of another Written Request that has been paid, and is a proper cost of issuing the Bonds. Any money remaining in the Cost of Issuance Fund on such date as the Borrower notifies the Trustee that all costs of issuance of the Bonds have been paid shall be transferred to the Interest Account of the Bond Fund.

Section 5.04. Revenue Fund.

(a) Monthly Disbursements. All Revenues shall be deposited in the Revenue Fund as and when received. All money held on deposit in the Revenue Fund shall be disbursed by the Trustee on the following dates in the following order of priority:

               FIRST: on the twentieth day of each month, commencing October 20, 2004, for deposit in the Interest Account of the Bond Fund an amount (after taking into consideration amounts then on deposit in the Interest Account) equal to: (a) l/6th of the interest due on the Bonds on the next Bond Payment Date; (b) all amounts due as to interest on the Bonds on the twentieth day of any previous calendar month pursuant to this paragraph that have not otherwise been credited to the Interest Account of the Bond Fund pursuant to this paragraph; and (c) to pay any Reimbursement Obligations described in clause (i) of the definition of Reimbursement Obligations;

SECOND: on the twentieth day of each month, (a) commencing after the Trustee first receives funds pursuant to the Assignment of Claims, an amount for deposit in the Principal Account of the Bond Fund (after taking into consideration earnings on the Principal Account of the Bond Fund) equal to a fraction of the principal due on the Bonds on October 1, 2005, which fraction shall have a numerator of 1 and a denominator equal to the number of months from such date (including such month) through and including September of 2005; and (b) thereafter: (i) l/12th of the principal due on the Bonds on the next Bond Payment Date, (ii) all amounts due as to principal on the Bonds on the twentieth day of any preceding month that have not otherwise been credited to the Principal Account of the Bond Fund pursuant to this paragraph; and (iii) to pay any Reimbursement Obligations described in clause (ii) of the definition of Reimbursement Obligations;

THIRD: on the twentieth day of each month, to pay or reimburse the Trustee Fees and Expenses then due and owing and to pay to the Insurer 1/12 of the Surveillance Fee and the Reimbursement Obligations described in clause (iii) of the definition of Reimbursement Obligations;

FOURTH: on the twentieth day of each month, to the Debt Service Reserve Fund, the amount necessary to replenish the Debt Service Reserve Fund as required in Section 5.07 hereof;

FIFTH: on the twentieth day of each month, to the Insurer, the amount required to pay any Outstanding Reimbursement Obligations described in clause (iv) of the definition of Reimbursement Obligations;

               SIXTH: on the twentieth day of each month, to the Insurance and Property Taxes Fund, (i) an amount equal to 1/12 of the then applicable Annual Insurance and Property Tax, plus (ii) an amount equal to any shortfall between the amount on deposit in the Insurance and Property Taxes Fund after making such disbursement and all amounts due and payable (to the Trustee’s actual knowledge) for Insurance premiums or property tax payments on or prior to the twentieth day of the following month, plus (iii) any amount previously due under this paragraph that remains unpaid.

               SEVENTH: on the twentieth day of each month, to the Operating Reserve Fund, the amount necessary to fund or replenish the Operating Reserve Fund as required in Section 5.09 hereof;

               EIGHTH: on the twentieth day of each month, to the Repair and Replacement Fund, the amount necessary to replenish the Repair and Replacement Fund as required in Section 5.08 hereof;

               NINTH: on the twentieth day of each month, to the Borrower, (i) an amount equal to the User Fee less the amounts disbursed on such day pursuant to Paragraphs First through Fifth of this Section 5.04, plus (ii) any amount previously due under this paragraph that remains unpaid;

TENTH: on the twentieth day of each month, the amount, if any, owed by Borrower to the holder of the Subordinated Note; and

ELEVENTH: on the twentieth day of each month, the remaining balance shall be paid to the Operator;

provided, however, that the disbursements described in Paragraphs Ninth, Tenth and Eleventh shall not be made if (i) during the Facility Revenue Collection Period ending on the day prior to such scheduled disbursement date, the Trustee has received Facility Revenues in an amount less than the Monthly Minimum Amount, (ii) the INS Contract is no longer in effect, or (iii) the amount of Facility Revenues received during the previous six Facility Revenue Collection Periods was less than 1.1 times the amount required to be paid or transferred during such six-month period pursuant to Paragraphs First through Eighth of this Section 5.04 (the “coverage amount”). In any such event the following shall occur: (X) Trustee shall promptly give notice to the Insurer, Borrower and Operator of failure to receive the Monthly Minimum Amount and the amount of the deficiency in Facility Revenues for such Facility Revenue Collection Period, termination of the INS Contract, or failure to maintain the coverage amount, as applicable; (Y) all amounts in the Revenue Fund available after making the disbursements described in Paragraphs First through Eighth shall be transferred to a Supplemental Reserve Fund or, at the direction of the Insurer, to the Bond Redemption Account and applied as provided in Section 5.04(b) or Section 5.06(c); and (iii) disbursements to Borrower and Operator pursuant to Paragraphs Ninth, Tenth and Eleventh shall resume on the twentieth day of the month following written receipt by the Trustee of written authorization from the Insurer.

                              (b)       Supplemental Reserve Fund.       Funds shall be deposited into the Supplemental Reserve Account as provided in Section 5.04(a). If money in the Revenue Fund is insufficient to make any of the disbursements described in Paragraphs First through Seventh of Section 5.04, the Trustee shall use money in the Supplemental Reserve Account to make all or a portion of such disbursements. Operator may requisition funds from the Supplemental Reserve Account to pay Operating Costs of the Detention Facility, in an amount per month not to exceed 1/12 of the amount of the then-applicable Annual Budget or in such additional amount as may be approved by Insurer.

               Section 5.05.   Project Fund.    An initial deposit to the credit of the Project Fund shall be made pursuant to Section 5.02 hereof. Upon the issuance of the Bonds, the Borrower, the Construction Manager and the Architect shall certify to the Trustee the amount of such deposit to be allocated to the Construction Costs Account which amount shall be equal to the “Guaranteed Maximum Price” under the Construction Contract less the amount paid with respect thereto by the Developer prior to the date of such certificate) and to the Retainage Account. Money on deposit in the Construction Costs Account or the Retainage Account shall be held in such account and disbursed to pay amounts due to the General Contractor under the Construction Contract, pursuant to a requisition substantially in the form of Exhibit B hereto approved by the

Construction Manager and Architect and accompanied by a “Certificate of Payment” issued in accordance with the Construction Contract. Upon the issuance of the Bonds, Borrower shall submit to the Trustee a requisition in accordance with the provisions of this Section 5.05 to provide for payment to the General Contractor of all amounts then due and owing under the Construction Contract. Money on deposit in the General Costs Account, together with, all other money received by the Trustee when accompanied by a direction from a Borrower Representative not inconsistent with the Loan Agreement or this Indenture that such money is to be paid into the General Costs Account, shall be held in such account and disbursed to pay costs of the Project, pursuant to a requisition substantially in the form of Exhibit B hereto approved by the Construction Manager and Architect.

Borrower shall promptly give to the Trustee and the Insurer written notice of Completion of the Detention Facility together with a requisition (prepared in accordance with the provisions of this Section 5.05) for any “Final Payment” required to be made to General Contractor under the Construction Contract. Following receipt of such notice the Trustee shall transfer any funds remaining in the Project Fund, less the amount of any such “Final Payment” to be made to the General Contractor and less an amount equal to all interest earned on the Retainage Account, to the Revenue Fund, to be applied as provided in Section 5.04, and the Project Fund and all accounts therein shall be closed.

Section 5.06. Bond Fund.

(a) Interest Account. Money in the Interest Account shall be used to pay interest on the Bonds as it becomes due. The Trustee shall deposit to the Interest Account money from the following sources, in the following order of priority, so that on or before the last Business Day before each Bond Payment Date there is on deposit in the Interest Account an amount that is at least equal to the amount of interest payable on the Bonds on such Bond Payment Date:

(1)	From the Revenue Fund, in accordance with Paragraph First of Section 5.04;

(2)	By demand on the Borrower pursuant to Section 4.1 of the Loan Agreement;

(3)	From the Supplemental Reserve Fund or Redemption Account;

(4)	From the Repair and Replacement Fund, in accordance with Section 5.08;

(5)	From the Operating Reserve Fund, in accordance with Section 5.09;

(6)	From the Debt Service Reserve Fund, in accordance with Section 5.07.

(b) Principal Account. Money in the Principal Account shall be used to retire Bonds by payment at their scheduled maturity and to pay sinking account redemption requirements for Bonds on sinking account redemption dates. The Trustee shall deposit to the Principal Account money from the following sources, in the following order of priority, so that on or before the last Business Day before each Bond Payment Date on which Bonds mature or which is a sinking account redemption date, there is on deposit in the Principal Account an amount that is at least equal to the principal payable on the Bonds on such Bond Payment Date:

(1)	From the Revenue Fund, in accordance with Paragraph Second of Section 5.04;

(2)	By demand on the Borrower pursuant to Section 4.1 of the Loan Agreement;

(3)	From the Supplemental Reserve Fund or Redemption Account;

(4)	From the Repair and Replacement Fund, in accordance with Section 5.08;

(5)	From the Operating Reserve Fund, in accordance with Section 5.09;

(6)	From the Debt Service Reserve Fund, in accordance with Section 5.07.

(c) Redemption Account. Upon receipt by the Trustee of money accompanied by a certificate of a Borrower Representative stating that such money is to be applied to redeem Bonds in accordance with Section 3.03 hereof and specifying the amount and maturities, if applicable, of Bonds to be redeemed, such money shall be credited to the Redemption Account and applied promptly by the Trustee to retire Bonds by purchase, redemption or both purchase and redemption in accordance with the Borrower’s directions. Any such purchase shall be made at the best price obtainable with reasonable diligence and no Bond shall be so purchased at a cost or price (including brokerage fees or commissions or other charges) which exceeds the redemption price at which such Bond could be redeemed on the date of purchase or on the next succeeding date upon which such Bond is subject to redemption plus accrued interest to the date of purchase. Any such redemption shall be of Bonds then subject to redemption at the redemption price then applicable for redemption of such Bonds.

               At the direction of the Insurer, money deposited in the Redemption Account pursuant to the proviso of Section 5.04 shall be applied to pay principal of and interest on Bonds or to purchase Bonds. Any such purchase shall be made at the best price obtainable with reasonable diligence and no Bond shall be so purchased at a cost or price (including brokerage fees or commissions or other charges) which exceeds the redemption price at which such Bond could be redeemed on the date of purchase or on the next succeeding date upon which such Bond is subject to redemption plus accrued interest to the date of purchase.

Any balance remaining in the Redemption Account after the purchase or redemption of Bonds in accordance with the Borrower’s directions shall be transferred to the Interest Account of the Bond Fund.

(d) Upon the refunding or providing for payment in accordance with Article X of less than all Bonds so that the Bonds refunded or provided for are no longer Outstanding, amounts in the Bond Fund which would have been applied to payments on the Bonds refunded or provided for shall, upon the Borrower’s directions, be released for application in accordance with those directions.

Section 5.07. Debt Service Reserve Fund. An initial deposit to the credit of the Debt Service Reserve Fund shall be made pursuant to Section 5.02 hereof. Such money shall be held in the Debt Service Reserve Fund and disbursed as hereinafter provided.

The Bonds shall be secured by the Debt Service Reserve Fund in an amount equal to 10% of the initial principal amount of the Bonds (the “Debt Service Reserve Requirement”). Amounts in the Debt Service Reserve Fund may be used only to pay principal of and interest on the Bonds in the event that all other amounts held by the Trustee and available therefor are insufficient.

The Debt Service Reserve Fund shall be fully funded at closing with cash or permitted investments in an amount equal to the Debt Service Reserve Requirement. No letter of credit, surety bond, insurance policy or other credit facility may be credited to the Debt Service Reserve Fund without the prior written consent of the Insurer. The stated maturity of investments in the Debt Service Reserve Fund at any time may not exceed five years. The Trustee must determine the value of the Debt Service Reserve Fund investments no less frequently than semiannually (and monthly from the date of any deficiency until such deficiency is cured).

The Borrower must make payments sufficient to restore the Debt Service Reserve Fund to the Debt Service Reserve Requirement (a) in twelve consecutive equal monthly installments beginning in the month following any withdrawal from the Debt Service Reserve Fund which causes the amount therein to be less than the Debt Service Reserve Requirement, or (b) in four (4) consecutive equal monthly installments beginning in the month following any calculation of the value of the Debt Service Reserve Fund at an amount less than the reserve requirement.

               If on a Bond Payment Date, the amount in the Bond Fund after making all other required deposits therein is insufficient to pay the principal, premium, if any, and interest then due on the Bonds, the Trustee shall transfer an amount from the Debt Service Reserve Fund to the appropriate account within the Bond Fund sufficient, together with the funds then in such account or accounts in the Bond Fund, to provide for such payment, as provided in Section 5.06 hereof. Upon any such transfer, the Trustee shall immediately notify the Borrower of the amount of such transfer, and the Borrower shall replenish the Debt Service Reserve Fund in accordance with the Loan Agreement.

Interest earned on the investment of money in the Debt Service Reserve Fund shall be transferred to the Bond Fund and applied on the next Bond Payment Date to the payment of principal, premium, if any, and interest on the Bonds.

Section 5.08. Repair and Replacement Fund. An initial deposit to the credit of the Repair and Replacement Fund shall be made pursuant to Section 5.02. Trustee shall also deposit into the Repair and Replacement Fund Additional Payments received from the Borrower (or from the Operator on behalf of the Borrower) in accordance with Section 4.2(f) of the Loan Agreement. In accordance with Paragraph Eighth of Section 5.04, the Trustee shall make disbursements into the Repair and Replacement Fund as necessary to maintain a balance therein of at least $500,000. All amounts held in the Repair and Replacement Fund shall be invested solely in Permitted Investments.

Money on deposit in the Repair and Replacement Fund shall be used solely for the payment of the repair and replacement of capital items of the Project, pursuant to a requisition of the Borrower or the Operator in substantially the form set forth on Exhibit C hereto.

The Borrower must make payments sufficient to restore the Repair and Replacement Fund to the reserve requirement specified above (a) in twelve consecutive equal monthly installments beginning in the month following any withdrawal from the Repair and Replacement Fund which causes the amount therein to be less than the reserve requirement specified above, or (b) in four consecutive equal monthly installments beginning in the month following any calculation of the value of the Repair and Replacement Fund at an amount less than the reserve requirement specified above.

Amounts in the Repair and Replacement Fund may be used to pay principal and interest on the Bonds in accordance with Section 5.06.

Section 5.09. Operating Reserve Fund. In accordance with Paragraph Seventh of Section 5.04, the Trustee shall make disbursements into the Operating Reserve Fund until the balance therein equals at least $600,000. All amounts held in the Operating Reserve Fund shall be invested solely in a money market mutual fund described in paragraph (4) of the definition of Permitted Investments.

Money on deposit in the Operating Reserve Fund shall be paid to or upon order of the Borrower or the Operator to pay, or to reimburse the Borrower or the Operator for the payment of, any Operating Costs pursuant to a requisition substantially in the form of Exhibit C hereto. Upon any such transfer, the Trustee shall immediately notify the Borrower of such transfer and the Borrower shall replenish the Operating Reserve Fund in accordance with the Loan Agreement.

               Pursuant to the Use Agreement, the Operator must make payments sufficient to restore the Operating Reserve Fund to the reserve requirement specified above (a) in twelve consecutive equal monthly installments beginning in the month following any withdrawal from the Operating Reserve Fund which causes the amount therein to be less than the reserve requirement specified above, or (b) in four consecutive equal monthly installments beginning in the month following any calculation of the value of the Operating Reserve Fund at an amount less than the reserve requirement specified above.

Amounts in the Operating Reserve Fund may be used to pay principal and interest on the Bonds in accordance with Section 5.06. Any money remaining in the Operating Reserve Fund upon the payment in full of the Bonds, either at maturity or upon redemption or discharge in accordance with Article X hereof, and if all Reimbursement Obligations have been paid in full, shall be paid (i) to the Operator, so long as no event of default has occurred and is continuing under the Use Agreement, and otherwise (ii) to the Borrower.

Section 5.10. Insurance and Property Taxes Fund. An initial deposit to the credit of the Insurance and Property Taxes Fund shall be made pursuant to Section 5.02. Trustee shall also deposit into the Insurance and Property Taxes Fund Additional Payments received from the Borrower (or from the Operator on behalf of the Borrower) in accordance with Section 4.2(g) of the Loan Agreement. In accordance with Paragraph Sixth of Section 5.04, the Trustee shall also make disbursements from the Revenue Fund into the Insurance and Property Taxes Fund. The Trustee shall apply money in the Insurance and Property Taxes Fund to pay premiums for Insurance and property taxes for the Detention Facility on or before the date such premiums or taxes are due. All amounts held in the Insurance and Property Taxes Fund shall be invested solely in a money market mutual fund described in paragraph (4) of the definition of Permitted Investments.

Section 5.11. Investment of Money Held by the Trustee.

                            (a)          Money in all funds and accounts held by the Trustee shall be invested by the Trustee, as soon as possible upon receipt of immediately available funds at its principal corporate trust office, to the fullest extent possible in Permitted Investments as directed, in writing or by telephonic or other reasonable means, by a Borrower Representative, or in the absence of direction by the Borrower in a money market mutual fund described in paragraph (4) of the definition of Permitted Investments.

                            (b)          Amounts credited to a fund or account may be invested, together with amounts credited to one or more other funds or accounts, in the same Permitted Investment, provided that the Trustee maintains separate records for each fund and account and such investments are accurately reflected therein.

                            (c)          The Trustee may purchase or sell securities herein authorized through itself or a related subsidiary as principal or agent.

                            (d)          The Trustee shall sell at the best price obtainable, or present for redemption, any Permitted Investment purchased by it as an investment whenever it shall be necessary in order to provide money to meet any payment or transfer from the fund or account for which such investment was made.

                            (e)          The Authority acknowledges that regulations of the Comptroller of the Currency grant the Authority the right to receive brokerage confirmations of security transactions as they occur. The Authority specifically waives such notification to the extent permitted by law and acknowledges that the Borrower will receive periodic cash transaction statements which will detail all investment transactions.

Section 5.12. Liability of Trustee for Investments. The Trustee shall not be liable for any loss resulting from the making of any investment made in accordance with the provisions hereof, except for its own negligence, willful misconduct or breach of trust.

Section 5.13. Investment Income. Except as otherwise provided herein, interest income and gain received, or loss realized, from investments or money in any fund or account shall be credited, or charged, as the case may be, to such respective fund or account. Income and gain from Redemption Account investments may be transferred to any other fund or account upon direction of the Borrower. Investment income and gain credited to the Interest Account or the Principal Account shall be a credit against the next forthcoming Loan Agreement payment to be deposited to such respective account.

Section 5.14. Repayment to the Borrower from Amounts Remaining in Bond Fund. Any amounts remaining in the Bond Fund (i) after all of the Outstanding Bonds shall be deemed paid and discharged under the provisions of this Indenture, (ii) after all Reimbursement Obligations have been paid, and (iii) after payment of all Trustee Fees and Expenses and any fees, charges and expenses of any paying agents and of all other amounts required to be paid under this Indenture and the Loan Agreement, shall be paid to the Borrower to the extent that those amounts are in excess of those necessary to effect the payment and discharge of the Outstanding Bonds and the Reimbursement Obligations.

Section 5.15. Disposition of Unclaimed Funds. Notwithstanding any provisions of this Indenture, and subject to applicable unclaimed property laws, any money deposited with the Trustee or any paying agent in trust for the payment of principal of, premium of or interest on the Bonds remaining unclaimed for four years after the principal of all Bonds has become due and payable (whether at maturity, by redemption or declaration as provided in this Indenture): (a) shall be reported and disposed of by the Trustee in accordance with the unclaimed property laws of the State, to the extent that such provisions are applicable to such money; or (b) to the extent that such provisions are not applicable to such money, shall be paid to the Borrower, whereupon all liability of the Authority and the Trustee with respect to such money shall cease, and the Owners of the Bonds shall thereafter look solely to the Borrower for payment of any amounts then due. All money held by the Trustee or any paying agent and subject to this Section shall be held uninvested and without liability for interest thereon.

               Section 5.16.   Additional Funds and Accounts. In addition to the funds and accounts specifically authorized under this Article, the Trustee shall have the authority to create and maintain such other funds and accounts as it may deem necessary for proper administration hereunder.

ARTICLE VI

CERTAIN COVENANTS; LIMITATION OF LIABILITY

Section 6.01. Payment of Principal and Interest. Subject to the limited sources of payment specified herein, the Authority covenants that it will promptly cause to be paid amounts due on the Bonds at the place, on the dates and in the manner provided herein and in said Bonds according to the terms thereof. The amounts due on the Bonds are payable solely from money held by the Trustee hereunder, all of which is hereby specifically assigned and pledged to such payment in the manner and to the extent specified herein and nothing herein or in the Bonds shall be construed as assigning or pledging any other funds or assets of the Authority.

Section 6.02. Performance of Covenants. None of the provisions of this Indenture shall require the Authority to expend or risk its own funds or to otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, unless payable from the revenues pledged hereunder, or the Authority shall first have been adequately indemnified to its satisfaction against the cost, expense, and liability which may be incurred thereby. The Authority shall not be under any obligation hereunder to perform any record keeping or to provide any legal services, it being understood that such services shall be performed or provided by the Borrower. The Authority covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations, and provisions expressly contained in this Indenture, in any and every Bond executed, authenticated, and delivered hereunder in the Loan Agreement and in all of its proceedings pertaining thereto; provided, however, that (a) the Authority shall not be obligated to take any action or execute any instrument pursuant to any provision hereof until it shall have been requested to do so by the Borrower or the Trustee, and (b) the Authority shall have received the instrument to be executed, and, at the Authority’s option, shall have received assurance satisfactory to the Authority that the Authority shall be reimbursed for its reasonable expenses incurred or to be incurred in connection with taking such action or executing such instrument.

Section 6.03. Instruments of Further Assurance. The Authority covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered by the parties within its control, such instruments supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, mortgaging, conveying, pledging, assigning and confirming unto the Trustee the Authority’s interest in and to the payments under the Loan Agreement and all other interests, revenues and receipts pledged hereby to the payment of the principal of, premium, if any, and interest on the Bonds in the manner and to the extent contemplated herein. The Authority shall be under no obligation to prepare, record or file any such instruments or transfers.

               Section 6.04.   Rights Under Loan Agreement.    The Authority agrees that the Trustee in its own name or in the name of the Authority upon notice to the Authority may enforce all rights of the Authority and all obligations of the Borrower (except with respect to the Authority Unassigned Rights) under the Loan Agreement, for and on behalf of the Owners, whether or not the Authority has undertaken to enforce such rights and obligations.

Section 6.05. Protection of Lien. The Authority hereby agrees not to make or create or to agree to permit to be made or created any assignment or lien on a parity with or having priority or preference over the assignment and lien hereof upon the interests granted hereby or any part thereof except as otherwise specifically provided herein. The Authority agrees that no obligation the payment of which is secured by property or revenues pledged hereunder will be issued by it except in lieu of, or upon transfer of registration or exchange of, any Bond as provided herein.

Section 6.06. Limitation of Liability.

                           (a)          Reliance by the Authority on Facts or Certificates.       Anything in this Indenture to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that the Authority may rely conclusively on the truth and accuracy of any certificate, opinion, notice, or other instrument furnished to the Authority by the Trustee or the Borrower as to the existence of any fact or state of affairs required hereunder to be noticed by the Authority.

                           (b)          Immunity of Authority’s Directors, Officers, Counsel, Review Advisors, and Agents.       No recourse shall be had for the enforcement of any obligation, covenant, promise, or agreement of the Authority contained in this Indenture, any other Authority Documents, or in any Bond or for any claim based hereon or otherwise in respect hereof or upon any obligation, covenant, promise, or agreement of the Authority contained in any agreement, instrument, or certificate executed in connection with the Project or the issuance and sale of the Bonds, against any of the Authority Indemnified Parties, whether by virtue of any Constitutional provision, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that no personal liability whatsoever shall attach to, or be incurred by, any of the Authority Indemnified Parties, either directly or by reason of any of the obligations, covenants, promises, or agreements entered into by the Authority with the Borrower or the Trustee, or to be implied therefrom as being supplemental hereto or thereto, and that all personal liability of that character against each and every Authority Indemnified Party is, by the execution of the Bonds, this Indenture, and the other Authority Documents, and as a condition of, and as part of the consideration for, the execution of the Bonds, this Indenture, and the other Authority Documents, is expressly waived and released.

                            (c)          No Pecuniary Liability of the Authority.       No agreements or provisions contained herein, nor any agreement, covenant, or undertaking by the Authority in connection with the Project or the issuance, sale, and/or delivery of the Bonds shall give rise to any pecuniary liability of the Authority or a charge against its general credit, or shall obligate the Authority financially in any way, except as may be payable from the revenues pledged hereby for the payment of the Bonds and their application as provided in this Indenture. No failure of the Authority to comply with any term, covenant, or agreement contained in the Bonds, this Indenture or the Loan Agreement, or in any document executed by the Authority in connection with the Project or the issuance and sale of the Bonds, shall subject the Authority to liability for any claim for damages, costs, or other financial or pecuniary charge, except to the extent the same can be paid from revenues derived under the Loan Agreement. Nothing herein shall preclude a proper party in interest from seeking and obtaining, to the extent permitted by law, specific performance against the Authority for any failure to comply with any term, condition, covenant, or agreement herein; provided that no costs, expenses, or other monetary relief shall be recoverable from the Authority, except as may be payable from the revenues pledged under this Indenture for the payment of the Bonds or other revenue derived under the Loan Agreement. No provision, covenant, or agreement contained herein, or any obligations imposed upon the Authority, or the breach thereof, shall constitute an indebtedness of the Authority within the meaning of any State constitutional or statutory limitation or shall constitute or give rise to a charge against the Authority’s general credit. In making the agreements, provisions, and covenants set forth in this Indenture, the Authority has not obligated itself, except with respect to the application of the revenues pledged in this Indenture for the payment of the Bonds or other revenues derived under the Loan Agreement.

ARTICLE VII

DEFAULT AND REMEDIES

               Section 7.01.   Events of Default. Each of the following is hereby declared an “Event of Default” hereunder:

                           (a)          Default in the payment in full of any installment of interest on any Bond when the same becomes due and payable;

                           (b)          Default in the payment in full of the principal or redemption premium, if any, on any Bond when the same becomes due and payable, whether at maturity or by proceedings for redemption or by declaration of acceleration pursuant to Section 7.02 hereof or otherwise;

                           (c)          If, under the provisions of any law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of all or any part of the interests pledged hereunder and such custody or control shall continue for more than 60 days; or

                           (d)          Any “Event of Default” under the Loan Agreement or the Deed of Trust.

               Section 7.02.   Acceleration; Annulment of Acceleration.

                           (a)          Upon the occurrence of an Event of Default described in Section 7.01 hereof, the Trustee, with the consent of the Insurer and upon the written request of the Owners of not less than 25% in aggregate principal amount of Bonds Outstanding, or at the direction of the Insurer, shall, by notice to the Authority, Insurer and the Borrower, declare all Bonds Outstanding due and payable, whereupon such Bonds shall become and be due and payable, anything in the Bonds or herein to the contrary notwithstanding.

                           (b)          At any time after the principal of the Bonds shall have been so declared to be due and payable and before the entry of final judgment or decree in any suit, action or proceeding instituted on account of such default, or before the completion of the enforcement of any other remedy hereunder, the Trustee may, unless directed by the Insurer or by Owners of a majority in principal amount of Bonds Outstanding with the consent of the Insurer, annul such declaration and its consequences with respect to any Bonds not then due by their terms if (i) money shall have been deposited in the Principal Account and Interest Account sufficient to pay, respectively, all matured installments of interest and principal or redemption prices then due (other than the principal then due only because of such declaration) on all Bonds Outstanding and all Reimbursement Obligations; (ii) money shall have been deposited with the Trustee sufficient to pay the charges, compensation, expenses, disbursements, advances and liabilities of the Trustee and any paying agent; and (iii) all other amounts then payable hereunder shall have been paid or a sum sufficient to pay the same shall have been deposited with the Trustee (other than a default in the payment of the principal of such Bonds then due only because of such declaration). No such annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

               Section 7.03.   Consent of Insurer Upon Default. Anything in this Indenture to the contrary notwithstanding, upon the occurrence and continuance of an Event of Default, the Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the Bondowners or the Trustee for the benefit of the Bondowners under this Indenture and under the Deed of Trust, Assignment Agreement, and Assignment of Leases, including, without limitation: (i) the right to accelerate the principal of the Bonds as described in this Indenture, and (ii) the right to annul any declaration of acceleration, and Insurer shall be entitled to approve all waivers of Events of Default. The indebtedness of the Borrower under the Loan Agreement may be separately and independently accelerated with or without an acceleration of the Bonds as provided in Section 7.02 above, but only with the consent or at the direction of the Insurer.

               Section 7.04.   Rights of the Trustee. The Trustee, as pledgee and assignee of certain of the right, title and interest of the Authority in and to the Loan Agreement, shall, upon compliance with applicable requirements of law and except as otherwise set forth in this Article, be, vis-a-vis the Authority, the real party in interest with standing to enforce each and every right granted to the Authority under the Loan Agreement which has been assigned to the Trustee by this Indenture. The Authority and the Trustee hereby agree, without in any way limiting the effect and scope thereof, that the assignment hereunder to the Trustee of certain rights of the Authority under the Loan Agreement shall constitute an agency appointment coupled with an interest on the part of the Trustee which, for all purposes of this Indenture, shall be irrevocable and shall survive and continue in full force and effect notwithstanding the bankruptcy or insolvency of the Authority or its default hereunder or on the Bonds. Subject to the provisions of Sections 7.03 and 7.15, in exercising such rights and the rights given the Trustee under this Article, the Trustee shall take such action as, in the judgment of the Trustee, would best serve the interests of the Bondowners.

               Section 7.05.   Additional Remedies and Enforcement of Remedies.

                           (a)          Subject to Insurer rights under Sections 7.03 and 7.15, upon the occurrence and continuance of any Event of Default, the Trustee may, and upon written request of the Owners of not less than a majority in principal amount of the Outstanding Bonds, together with indemnification of the Trustee to its satisfaction therefor, shall, proceed forthwith and to protect and enforce its rights and the rights of the Bondowners hereunder and under the Act, the Bonds, the Deed of Trust, Assignment of Leases, and Assignment Agreement by such suits, actions or proceedings as the Trustee, being advised by counsel, shall deem expedient, including but not limited to:

                                          (i)          Civil action to recover money or damages due and owing;

                                          (ii)         Civil action to enjoin any acts or things, which may be unlawful or in violation of the rights of the Owners of Bonds;

                                          (iii)        With or without litigation or arbitration, enforcement of any other right of the Authority and the Bondowners conferred by law or hereby; and

                                          (iv)        With or without litigation or arbitration, enforcement of any other right conferred by the Loan Agreement, Development Agreement, or Use Agreement in the Event of Default hereunder.

                           (b)          Subject to Insurer rights under Sections 7.03 and 7.15, regardless of the happening of an Event of Default, the Trustee, at the direction of the Insurer or if requested in writing by the Owners of not less than a majority in principal amount of the Bonds then Outstanding and with the consent of the Insurer, shall, upon being indemnified to its satisfaction therefor, institute and maintain such suits and proceedings as it may be advised shall be necessary or expedient (i) to prevent any impairment of the security hereunder by any acts which may be unlawful or in violation hereof, or (ii) to preserve or protect the interests of the Owners, provided that such request is in accordance with law and the provisions hereof and, in the sole judgment of the Trustee, is not unduly prejudicial to the interest of the Owners of Bonds not making such request.

               Section 7.06. Application of Revenues and other Money after Default.     During the continuance of an Event of Default all money received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the costs and expenses of the proceedings resulting in the collection of such money and of the fees, expenses and advances incurred or made by the Trustee with respect thereto, be deposited in the Principal Account to be applied as follows:

                           (a)          Unless the principal amount of all Outstanding Bonds shall have become or have been declared due and payable:

               First: To the payment to the persons entitled thereto of all installments of interest (including interest on amounts unpaid when due on the Bonds) then due on the Bonds in the order of the maturity of such installments, and, if the amount available shall not be sufficient to pay in full any installment or installments maturing on the same date, then to the payment thereof ratably, according to the amounts due thereon to the persons entitled thereto, without any discrimination or preference;

               Second: To the payment to the persons entitled thereto of the unpaid principal or redemption price of any Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which money is held pursuant to the provisions hereof), whether at maturity or by call for redemption, in the order of their due dates, and if the amounts available shall not be sufficient to pay in full all the Bonds due on any date, then to the payment thereof ratably, according to the amounts of principal installments or redemption price due on such date, to the persons entitled thereto, without any discrimination or preference; and

               Third: To the payment of any Reimbursement Obligations.

                           (b)          If the principal amount of all Outstanding Bonds shall have become or have been declared due and payable:

               First: To the payment of the principal and interest then due and unpaid upon the Bonds without preference or priority, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference; and

               Second: To the payment of any Reimbursement Obligations.

                           (c)          If the principal amount of all Outstanding Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all Outstanding Bonds shall later become due or be declared due and payable, the money shall be applied in accordance with the provisions of paragraph (a) of this Section.

               Whenever money is to be applied by the Trustee pursuant to the provisions of this Section, such money shall be applied by it at such times, and from time to time, as the Trustee shall determine, having due regard for the amount of such money available for application and the likelihood of additional money becoming available for such application in the future. Whenever the Trustee shall apply such money, it shall fix the date upon which such application is to be made and upon such date interest on the amounts of principal of the Bonds to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such money and of the fixing of any such date, and shall not be required to make payment to the Owner of any unpaid Bond until such Bond shall be presented to the Trustee for appropriate endorsement of any partial payment or for cancellation if fully paid.

               Section 7.07.   Remedies Not Exclusive.    No remedy by the terms hereof conferred upon or reserved to the Trustee or the Bondowners is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or existing at law or in equity or by statute (including the Act) on or after the date hereof.

               Section 7.08.   Remedies Vested in Trustee.    All rights of action (including the right to file proof of claims) hereunder or under any of the Bonds may be enforced by the Trustee, without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto. Any such suit or proceeding may be brought without the necessity of joining as plaintiffs or defendants any Owners of the Bonds. Subject to the provisions of

Section 7.06 hereof, any recovery or judgment shall be for the equal benefit of the Owners of the Outstanding Bonds and the Insurer.

               Section 7.09.   Individual Bondowner Action Restricted.

                           (a)          No Owner of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement hereof or for the execution of any trust hereunder or for any remedy hereunder except for the right to institute any suit, action or proceeding in equity or at law for the enforcement of the Trustee’s duties and powers hereunder upon the occurrence of all of the following events:

                                          (i)            The Insurer and Owners of at least a majority in principal amount of Bonds Outstanding shall have made written request to the Trustee to proceed to exercise the powers granted herein; and

                                          (ii)            Such Bondowners shall have offered the Trustee indemnity as provided in Section 8.02(e) hereof; and

                                          (iii)           The Trustee shall have failed or refused to exercise the duties or powers herein granted for a period of 60 days after receipt by it of such request and offer of indemnity; and

                                          (iv)           During such 60 day period no direction inconsistent with such written request has been delivered to the Trustee by the Insurer or Owners of a greater majority in principal amount of Bonds then Outstanding.

                           (b)          No one or more Owners of Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the security hereof or to enforce any right hereunder except with the consent of the Insurer and in the manner herein provided and for the equal benefit of the Owners of all Bonds Outstanding.

                           (c)          Nothing contained herein shall affect or impair, or be construed to affect or impair, the right of the Owner of any Bond (i) to receive payment of the principal of or interest on such Bond, as the case may be, on or after the due date thereof or (ii) to institute suit for the enforcement of any such payment on or after such due date; provided, however, no Owner of any Bond may institute or prosecute any such suit or enter judgment therein if, and to the extent that, the institution or prosecution of such suit or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the lien hereof on the money, funds and properties pledged hereunder for the equal and ratable benefit of all Owners of Bonds.

               Section 7.10.   Termination of Proceedings.     In case any proceeding taken on account of an Event of Default shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee or the Bondowners, then the Authority, the Trustee and the Bondowners shall be restored to their former positions and rights hereunder, and all rights and powers of the Trustee and the Bondowners shall continue as if no such proceeding had been taken.

               Section 7.11.   Waiver of Event of Default.    Subject to the provisions of Sections 7.03 and 7.15:

                           (a)          No delay or omission of the Trustee or of any Owner of the Bonds to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Article may be exercised from time to time and as often as may be deemed expedient.

                           (b)          Unless instructed otherwise by the Owners of a majority in principal amount of Bonds Outstanding, the Trustee may waive any Event of Default which in its opinion shall have been remedied before the entry of final judgment or decree in any suit, action or proceeding instituted by it under the provisions hereof, or before the completion of the enforcement of any other remedy hereunder.

                           (c)          Notwithstanding anything contained herein to the contrary, the Trustee, upon the written request of the Owners of at least a majority of the principal amount of Bonds then Outstanding, shall waive any Event of Default hereunder and its consequences; provided, however, that a default in the payment of the principal of, premium, if any, or interest on any Bond, when the same shall become due and payable by the terms thereof or upon call for redemption, may not be waived without the written consent of the Owners of all the Bonds at the time Outstanding; and further provided that any declaration that all principal of the Bonds is due and payable may be annulled in accordance with Section 7.02(b).

                           (d)          In case of any waiver by the Trustee of an Event of Default hereunder, the Authority, the Trustee and the Bondowners shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon. The Trustee shall not be responsible to anyone for waiving or refraining from waiving any Event of Default in accordance with this Section.

               Section 7.12.   Notice of Default.

                           (a)          Within 30 days after (i) the occurrence of an Event of Default under Section 7.01 (a) or (b) hereof of which the Trustee is deemed to have notice, or (ii) receipt, in writing or otherwise, by the Trustee of actual knowledge or notice of an Event of Default under any other subsection of Section 7.01 hereof, the Trustee shall, unless such Event of Default shall have theretofore been cured, give written notice thereof by first class mail to each Owner of a Bond then Outstanding, provided that, except in the case of a default in the payment of principal installments or the redemption price of or interest on any of the Bonds, the Trustee may withhold such notice if, in its sole judgment, it determines that the withholding of such notice is in the best interests of the Bondowners.

                           (b)          The Trustee shall immediately notify the Authority, the Insurer and the Borrower of (i) the occurrence of an Event of Default under Section 7.01(a) or (b) hereof and (ii) when the Trustee has received actual knowledge or notice, in writing or otherwise, of an Event of Default under any other subsection of Section 7.01 hereof.

               Section 7.13.  Limitations on Remedies.    It is the purpose and intention of this Article to provide rights and remedies to the Trustee and Bondowners which may be lawfully granted, but should any right or remedy herein granted be held to be unlawful, the Trustee and the Bondowners shall be entitled, as above set forth, to every other right and remedy provided in this Indenture and by law.

               Section 7.14.  Consent of Insurer in the Event of Insolvency.    Any reorganization or liquidation plan with respect to the Borrower must be acceptable to Insurer. In the event of any reorganization or liquidation, Insurer shall have the right to vote on behalf of all Bondowners if the Insurer is not then in default of its obligation to pay a claim under the Policy.

               Section 7.15.  Payment Procedures Under the Policy.

                           (a)          In the event that, on the second Business Day, and again on the Business Day, prior to the payment date on the Bonds, the Trustee has not received sufficient money to pay all principal of and interest on the Bonds due on the second following or following, as the case may be, Business Day, the Trustee shall immediately notify the Insurer or its designee on the same Business Day by telephone or telegraph, confirmed in writing by registered or certified mail, of the amount of the deficiency.

                           (b)          If the deficiency is made up in whole or in part prior to or on the payment date, the Trustee shall so notify the Insurer or its designee.

                           (c)          In addition, if the Trustee has notice that any Owner has been required to disgorge payments of principal or interest on the Bonds to a trustee in bankruptcy or creditors or others pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such Owner within the meaning of any applicable bankruptcy laws, then the Trustee shall notify the Insurer or its designee of such fact by telephone or telegraphic notice, confirmed in writing by registered or certified mail.

                           (d)          The Trustee is hereby irrevocably designated, appointed, directed and authorized to act as attorney-in-fact for Owners as follows:

                                          (i)             If and to the extent there is a deficiency in amounts required to pay interest on the Bonds, the Trustee shall (a) execute and deliver to U.S. Bank Trust National Association, or its successors under the Policy (the “Insurance Trustee”), in form satisfactory to the Insurance Trustee, an instrument appointing the Insurer as agent for such Owners in any legal proceeding related to the payment of such interest and an assignment to the Insurer of the claims for interest to which such deficiency relates and which are paid by the Insurer, (b) receive as designee of the respective Owners (and not as Trustee) in accordance with the tenor of the Policy payment from the Insurance Trustee with respect to the claims for interest so assigned, and (c) disburse the same to such respective Owners; and

                                          (ii)             If and to the extent of a deficiency in amounts required to pay principal of the Bonds, the Trustee shall (a) execute and deliver to the Insurance Trustee in form satisfactory to the Insurance Trustee an instrument appointing the Insurer as agent for such Owner in any legal proceeding relating to the payment of such principal and an assignment to the Insurer of any of the Bond surrendered to the Insurance Trustee of so much of the principal amount thereof as has not previously been paid or for which money is not held by the Trustee and available for such payment (but such assignment shall be delivered only if payment from the Insurance Trustee is received), (b) receive as designee of the respective Owners (and not as Trustee) in accordance with the tenor of the Policy payment therefor from the Insurance Trustee, and (c) disburse the same to such Owners.

                           (e)          Payments with respect to claims for interest on and principal of Bonds disbursed by the Trustee from proceeds of the Policy shall not be considered to discharge the obligation of the Authority with respect to such Bonds, and the Insurer shall become the owner of such unpaid Bond and claims for the interest in accordance with the tenor of the assignment made to it under the provisions of this subsection or otherwise.

                           (f)          Irrespective of whether any such assignment is executed and delivered, the Authority and the Trustee hereby agree for the benefit of the Insurer that:

                                          (i)             They recognize that to the extent the Insurer makes payments, directly or indirectly (as by paying through the Trustee), on account of principal of or interest on the Bonds, the Insurer will be subrogated to the rights of such Owners to receive the amount of such principal and interest from the Authority, with interest thereon as provided and solely from the sources stated in this Indenture and the Bonds; and

                                          (ii)             They will accordingly pay to the Insurer the amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the Policy, which principal and interest shall be deemed past due and not to have been paid), with interest thereon as provided in this Indenture and the Bond, but only from the sources and in the manner provided herein for the payment of principal of and interest on the Bonds to Owners, and will otherwise treat the Insurer as the owner of such rights to the amount of such principal and interest.

                           (g)          Copies of any amendments made to any of the documents executed in connection with the issuance of the Bonds which are consented to by the Insurer shall be sent to Standard & Poor’s Ratings Service.

                           (h)          The Insurer shall receive notice of the resignation or removal of the Trustee and the appointment of a successor thereto.

                           (i)           The Insurer shall receive copies of all notices required to be delivered to Owners and, on an annual basis, copies of the Authority’s audited financial statements and Annual Budget.

                           (j)           The Authority agrees to reimburse the Insurer immediately and unconditionally upon demand, to the extent permitted by law, for all reasonable expenses, including attorneys’ fees and expenses, incurred by the Insurer in connection with (i) the enforcement by the Insurer of the Authority’s obligations, or the preservation or defense of any rights of the Insurer, under this Indenture and any other document executed in connection with the issuance of the Bonds, and (ii) any consent, amendment, waiver or other action with respect to the Indenture or any related document, whether or not granted or approved, together with interest on all such expenses from and including the date incurred to the date of payment at Citibank’s Prime Rate plus 3% or the maximum interest rate permitted by law, whichever is less. In addition, the Insurer reserves the right to charge a fee in connection with its review of any such consent, amendment or waiver, whether or not granted or approved.

                           (k)           The Authority agrees not to use Insurer’s name in any public document including, without limitation, a press release or presentation, announcement or forum without Insurer’s prior consent. In the event that the Authority is advised by counsel that it has a legal obligation to disclose Insurer’s name in any press release, public announcement or other public document, the Authority shall provide Insurer with at least three (3) business days’ prior written notice of its intent to use Insurer’s name together with a copy of the proposed use of Insurer’s name and of any description of a transaction with Insurer and shall obtain Insurer’s prior consent as to the form and substance of the proposed use of Insurer’s name and any such description.

                           (1)           The Authority shall not enter into any agreement nor shall it consent to or participate in any arrangement pursuant to which Bonds are tendered or purchased for any purpose other than the redemption and cancellation or legal defeasance of such Bonds without the prior written consent of Insurer.

                           (m)          Provided that the Insurer is not then in default of its obligations under the Policy to pay a claim duly presented under such Policy (provided that all rights of the Insurer shall be restored upon the cure of any such default), the Insurer shall be deemed to be the sole Owner of all Bonds for all purposes (including, without limitation, the granting of all approvals, consents, waivers, authorizations, directions, instructions, requests and the institution of any action required or permitted to be obtained, given or made under this Indenture, and the Owners shall have no independent right to grant, give or make or withhold such approvals, consents, waivers, authorizations, directions, instructions or requests or to institute any such action), provided that nothing in this paragraph (m) shall impair the rights of the Owners of the Bonds to receive all payments due under the Bonds at the times and in the amounts originally specified in this Indenture and its rights with respect to Supplemental Indentures affecting payment dates, payment amounts and redemption provisions. The Insurer shall have the exclusive right to exercise or direct the exercise of remedies on behalf of the Owners of the Bonds in accordance with the terms of this Indenture following an Event of Default.

                          (n)           While the Policy is in effect, the Trustee will furnish the Insurer with such information as it may reasonably request regarding the Bonds, as appears from the books and records under its custody and control, or as otherwise known to it. The Trustee will permit the Insurer to have access to and make copies of all such books and records at any reasonable time.

ARTICLE VIII

THE TRUSTEE

               Section 8.01.   Certain Duties and Responsibilities.

                           (a)           Except during the continuance of an Event of Default:

                                           (i)             The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                           (ii)            In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which are required by any provision hereof or of the Loan Agreement, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture or the Loan Agreement.

                          (b)            In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights, powers, duties and obligations vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent corporate indenture trustee would exercise or use under the circumstances.

                           (c)          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or breach of trust, except that:

                                          (i)             this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

                                          (ii)             the Trustee shall not be liable for any error of judgment made in good faith and without negligence by the chairman or vice chairman of the Board of Directors, the chairman or vice chairman of the Executive Committee of the Board of Directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers or, with respect to a particular matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject;

                                           (iii)            the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith and without negligence in accordance with the direction of the Owners of the Outstanding Bonds as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                                           (iv)            no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than the provisions of Sections 5.08 or 7.12 hereof requiring the delivery of notice by the Trustee), or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment properly to be done by it as the Trustee, without prior assurance of indemnity, and in such case shall be entitled to reimbursement by the Borrower for all reasonable disbursements, including its own fees, and for all liability and damages suffered by the Trustee in connection therewith except for the Trustee’s negligence, bad faith, willful misconduct or breach of trust.

                                           (v)             no permissive power, right or remedy conferred upon the Trustee under this Indenture, the Loan Agreement, any agreement assigned to the Trustee or any related document shall be construed to impose a duty to exercise such power, right or remedy.

                           (d)          Whether or not therein expressly so provided, every provision of this Indenture, the Loan Agreement, any agreement assigned to the Trustee or any related document relating to the conduct, powers or duties of, or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                           (e)           Any term of this Indenture, the Loan Agreement, any agreement assigned to the Trustee or any related document to the contrary notwithstanding, and notwithstanding an agreement of indemnity, the Trustee shall not be obligated to perform or discharge any obligation of the Authority, the Borrower or the Operator as a result of the assignment of any agreement to the Trustee. The assignment of any agreement to the Trustee shall not constitute an assumption on the part of the Trustee of any obligation or liability thereunder.

               Section 8.02.  Certain Rights of Trustee.    Except as otherwise provided in Section 8.01:

               The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

                           (a)          Any request or direction of the Authority or the Borrower mentioned herein shall be sufficiently evidenced by a certificate of an Authority Representative or a Borrower Representative, respectively, and any action of the governing board of the Authority or the Borrower may be sufficiently evidenced by a copy of a resolution certified by the secretary/treasurer or an assistant secretary/treasurer of the Authority or secretary or assistant secretary of the Borrower to have been duly adopted by the board of directors of the Authority or the Borrower and to be in full force and effect on the date of such certification and delivered to the Trustee.

                           (b)          Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate of an Authority Representative or a Borrower Representative, respectively.

                           (c)           The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                           (d)           The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondowners pursuant to this Indenture, unless such Bondowners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                           (e)           The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                           (f)           The Trustee may engage agents and attorneys to assist it in executing any of the trusts or powers hereunder or performing any duties hereunder.

               Section 8.03.   Employment of Experts.    The Trustee is hereby authorized to employ as its agents such attorneys at law, certified public accountants and recognized authorities in their fields (who are not employees of the Trustee), as it reasonably may deem necessary to assist it to carry out any of its obligations hereunder, and shall be reimbursed by the Borrower for all reasonable expenses and charges in so doing.

               Section 8.04.   Enforcement of Performance by Others.    Except as otherwise specifically provided herein, it shall not be the duty of the Trustee to see that any duties and obligations herein imposed upon the Authority, the Borrower or the Operator are performed.

               Section 8.05.   Right to Deal in Bonds and Take Other Actions.     The Trustee may in good faith buy, sell or hold and deal in any Bonds with like effect as if it were not such Trustee and may commence or join in any action which an Owner is entitled to take with like effect as if the Trustee were not the Trustee. It is understood and agreed that the Trustee engages in a general banking business and no provision hereof or of the Loan Agreement is to be construed to limit or restrict the right of the Trustee to engage in such business with the Authority, the Borrower, or any Owner. So engaging in such business shall not, in and of itself, and so long as the Trustee duly performs all of its duties as required hereby and by the Loan Agreement, constitute a breach of trust on the part of the Trustee, but neither shall engaging in such business abrogate, alter or diminish any duty or obligation of the Trustee as trustee hereunder.

               Section 8.06.   Removal and Resignation of the Trustee.    The Trustee may resign at any time. The Trustee may be removed at any time, for any breach of the Trust set forth herein. The Trustee may also be removed at any time either by one or more instruments in writing signed by the Owners of not less than a majority in principal amount of Bonds then Outstanding and with the consent of the Insurer, or, if no Event of Default or event which, with the giving of notice or the passage of time, or both, would become an Event of Default has occurred and is continuing and if no direction to the contrary is received from the Owners of a majority in principal amount of Bonds Outstanding, by an instrument in writing signed by the Borrower and with the consent of the Insurer. The Trustee may be removed at any time at the request of the Insurer. Written notice of the Trustee’s resignation or removal shall be given by the Trustee to the Authority, the Borrower and the Insurer, and such resignation or removal shall take effect only upon the appointment and qualification of a successor Trustee acceptable to the Insurer. In the event a successor Trustee has not been appointed and qualified within 60 days of the date notice of resignation or removal is given, the Trustee, the Authority, the Insurer or the Borrower may apply to any court of competent jurisdiction for the appointment of a successor Trustee to act until such time as a successor is appointed as provided in this Section.

               In the event of the resignation or removal of the Trustee or in the event the Trustee is dissolved or otherwise becomes incapable to act as the Trustee, the Insurer or the Borrower shall be entitled to appoint a successor Trustee. If the Owners of a majority of the principal amount of Bonds then Outstanding object to the successor Trustee so appointed by and if such Owners designate another person qualified to act as the Trustee, the Borrower shall, then appoint as the Trustee the person so designated by the Owners.

               Unless otherwise ordered by a court or regulatory body having competent jurisdiction, or unless required by law, any successor Trustee shall be a trust company or bank having the powers of a trust company as to trusts, qualified to fulfill the obligations of the Trustee under this Indenture and having an officially reported combined capital, surplus, undivided profits and reserves aggregating at least $75,000,000, if there is such an institution willing, qualified and able to accept the trust upon reasonable or customary terms.

               Every successor Trustee howsoever appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Authority and the Borrower, an instrument in writing, accepting such appointment hereunder, and thereupon such successor Trustee, without further action, shall become fully vested with all the rights, immunities, powers, trusts, duties and obligations of its predecessor, and such predecessor shall execute and deliver an instrument transferring to such successor Trustee all the rights, power and trusts of such predecessor, subject to the terms and conditions herein set forth, including, without limitation, the right of the predecessor Trustee to be paid and reimbursed in full for its reasonable charges and expenses

(including reasonable costs and fees of its counsel) and to indemnification under Section 7.2 of the Loan Agreement. The predecessor Trustee shall execute any and all documents necessary or appropriate to convey all interest it may have to the successor Trustee. The predecessor Trustee shall promptly deliver all records relating to the trust or copies thereof and communicate all material information it may have obtained concerning the trust to the successor Trustee.

               Each successor Trustee, not later than ten days after its assumption of the duties hereunder, shall mail a notice of such assumption to each Owner of a Bond.

               Notwithstanding any other provisions of this Indenture to the contrary, no removal, resignation or termination of the Trustee shall take effect until a successor, shall be appointed.

               Section 8.07.   Continuation Statements; Proof of Claim.    Within the period beginning six months prior to and ending ninety days prior to the expiration of five years after the initial UCC-1 filing for the security interest granted under this Indenture, and within six months prior to but in no event less than ninety days prior to the expiration of each five year period thereafter until this Indenture is discharged, the Trustee will cause to be filed with the Washington Secretary of State continuation statements to continue the perfection (to the extent that such perfection can be accomplished under applicable law by filing) of the security interest granted under this Indenture. To the extent the Trustee is required to file any instrument, the Trustee shall be entitled to retain counsel and shall be entitled to reimbursement of Trustee Fees and Expenses pursuant to Section 8.03 and 8.08 hereof.

               With the consent of or at the direction of the Insurer, the Trustee shall have the right and power to take actions in the name and place of the Authority or Owners to make proof of claim in any proceeding, bankruptcy, reorganization or otherwise where proof of claim may be required. Any amount recovered as a result of any such claim, after payment of all fees (including reasonable attorneys fees), costs, expenses and advances incurred by the Trustee or its agents in pursuing such claim, shall be for the equal benefit of all of the Owners.

               Section 8.08.   Trustee Fees and Expenses.    The Trustee shall be entitled to be paid from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); to reimbursement upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and its agents), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith or willful misconduct or breach of trust; and the Trustee, and its directors, officers, employees and agents, shall be entitled to be indemnified for, from and against any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust or its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers, trusts, obligations or duties hereunder; provided, however, that the Authority shall not be liable for any such amounts so payable except to the extent the same can be paid or recovered from funds paid or payable pursuant to the Loan Agreement and assigned to or payable to the Trustee. The Trustee’s rights to compensation, reimbursement and indemnity for services provided and events occurring while serving as Trustee hereunder shall survive and continue notwithstanding the subsequent resignation or removal of the Trustee or discharge of the Indenture.

               Any provision hereof to the contrary notwithstanding, if the Borrower fails to make any payment properly due the Trustee for its reasonable fees, costs, expenses and fees of attorneys, certified public accountants, recognized authorities in their field and agents (not employees of the Trustee) incurred in performance of its duties, the Trustee may reimburse itself from any money on hand in any fund or account created pursuant hereto, provided that no money in the Principal Account or Interest Account may be so applied.

               Section 8.09.   Destruction of Bonds.    Upon payment of or surrender to the Trustee for cancellation of any Bond, the Trustee shall destroy such Bond.

               Section 8.10.   Reports.    The Trustee shall quarterly, or at such other intervals as the Trustee and the Borrower shall from time to time agree upon (but in no event more frequently than monthly), prepare and submit to the Borrower (and to the extent requested by the Authority, to the Authority) reports covering all money received and all payments, expenditures and investments made as the Trustee hereunder since the last previous such report.

               Section 8.11.   Recitals and Representations.    The recitals, statements and representations contained herein, or in any Bond (excluding the Trustee’s authentication on the Bonds or any recitals or representations concerning the Trustee or its rights, powers, duties, obligations or trusts) shall not be taken or construed as made by the Trustee, and the Trustee neither assumes nor shall be under any responsibility for the correctness of the same.

               The Trustee makes no representation as to, and is not responsible for, the validity or sufficiency hereof, of the Bonds, or the validity or sufficiency of insurance to be provided or, except as herein required, the filing or recording or registering of any document. The Trustee shall be deemed not to have made representations as to the security afforded hereby or hereunder or as to the validity or sufficiency of such document. The Trustee shall not be concerned with or accountable to anyone for the use or application of any money which shall be released or withdrawn in accordance with the provisions hereof. The Trustee shall have no duty of inquiry with respect to any default or Events of Default described herein without actual knowledge of or receipt by the Trustee of written notice of a default or an Event of Default from the Authority, the Borrower or any Owner.

               Section 8.12.   Merger or Consolidation.    Any company or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or resulting from any merger, conversion or consolidation to which it shall be a party or to which it may sell or transfer all or substantially all of its corporate trust business, provided such entity shall be authorized by law to perform all duties imposed on it by this Indenture, and shall be eligible to be a successor Trustee under the provisions of this Indenture, shall be the successor to the Trustee without the execution or filing of any paper or the performance of any further act.

               Section 8.13.  Co-Trustees.

                           (a)          At any time, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Trustee or the Borrower (except upon the occurrence and during the continuation of an Event of Default), with the Trustee’s approval, shall have power to appoint one or more persons to act as co-trustee under this Indenture, with such powers as may be provided in the Instrument of appointment, and to vest in such person or persons any property, title, right or power deemed necessary or desirable, subject to the remaining provisions of this Section; provided, however, that in no event shall the appointment of a co-trustee relieve the Trustee of any of its obligations under this Indenture.

                           (b)          Each co-trustee shall, to the extent permitted by applicable law, be appointed subject to the following terms:

                                          (i)             The rights, powers, duties and obligations conferred or imposed upon any such trustee shall not be greater than those conferred or imposed upon the Trustee, and such rights and powers shall be exercisable only jointly with the Trustee, except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights and powers shall be exercised by such co-trustee subject to the provisions of clause (iv) below.

                                          (ii)            The Trustee may at any time, by an instrument in writing executed by it, accept the resignation of or remove any co-trustee appointed under this Section.

                                          (iii)           No such co-trustee shall be liable by reason of any act or omission of any other such co-trustee.

                                          (iv)           No power given to such co-trustee shall be separately exercised hereunder by such co-trustee except with the consent in writing of the Trustee, anything herein contained to the contrary notwithstanding.

ARTICLE IX

SUPPLEMENTS

               Section 9.01.  Supplements not Requiring Consent of or on Behalf of Bondowners.    The Authority acting through the Authority Representative and the Trustee may, without the consent of or notice to any of the Owners, but with the consent of the Insurer, enter into one or more Supplements for one or more of the following purposes:

               (a)             To cure any ambiguity or formal defect or omission herein or to correct or supplement any provision herein which may be inconsistent with any other provision herein;

               (b)             To grant or confer upon the Owners any additional rights, remedies, powers or authority that may lawfully be granted or conferred upon them;

               (c)             To secure additional revenues or provide additional security or reserves for payment of the Bonds;

               (d)             To comply with the requirements of any state or federal securities laws or the Trust Indenture Act of 1939, as from time to time amended, if required by law or regulation lawfully issued thereunder;

               (e)             To provide for the appointment of a successor trustee pursuant to the terms of Section 8.06 hereof;

               (f)             To permit the issuance of Bonds in certificated form;

               (g)             To make any other change or amendment hereto which the Trustee determines does not materially adversely affect the interests of any Owner or the Trustee; and

               (h)             To provide for the refunding or advance refunding of any Bonds, including the right to establish and administer an escrow fund and to take related action in connection therewith.

               Provided, however, that any Supplements entered into for the purposes enumerated above require notice to the Insurer and the written consents of the Borrower and the Insurer.

               Section 9.02.   Supplements Requiring Consent of or on Behalf of Bondowners.

                           (a)           Other than Supplements referred to in Section 9.01 hereof and subject to the terms and provisions and limitations contained in this Article and not otherwise, the Owners of not less than a majority in principal amount of the Bonds then Outstanding, shall have the right, from time to time, anything contained herein to the contrary notwithstanding, to consent to and approve the execution by the Authority acting through the Authority Representative and the Trustee of such Supplement as shall be deemed necessary and desirable by the Authority and the Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained herein; provided, however, that no such Supplement shall be executed without the consent of the Borrower and the prior written consent of the Insurer; provided further that nothing in this Section shall permit or be construed as permitting a Supplement which would:

                                          (i)             extend the stated maturity of or time for paying interest on any Bond or reduce the principal amount of or the redemption premium or rate of interest payable on any Bond without the consent of the Owner of such Bond;

                                          (ii)             prefer or give a priority to any Bond over any other Bond without the consent of the Owner of each Bond then Outstanding not receiving such preference or priority;

                                          (iii)             reduce the principal amount of Bonds then Outstanding the consent of the Owners of which is required to authorize such Supplement without the consent of the Owners of all Bonds then Outstanding; or

                                          (iv)             reduce the redemption price of any Bond upon optional redemption or reduce any period of time prior to commencement of any optional redemption period without the consent of the Owner of such Bond.

                           (b)          It shall not be necessary for the consent of the Owners under this Section to approve the particular form of any proposed Supplement, but it shall be sufficient if consent is given to the substance thereof. Any such consent shall be binding upon the Owner of the Bond giving such consent and upon any subsequent Owner of such Bond and of any Bond issued in exchange therefor (whether or not such subsequent Owner thereof has notice thereof), unless such consent is revoked in writing by the Owner of such Bond giving such consent or by a subsequent Owner thereof by filing with the Trustee, prior to the execution by the Trustee of such Supplement, such revocation. If the Owners of the required amount or number of the Bonds Outstanding shall have consented to and approved the execution of such Supplement as herein provided, no Owner of any Bond shall have any right to object to the execution thereof, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Authority from executing the same or from taking any action pursuant to the provisions thereof.

               Section 9.03.   Execution and Effect of Supplements.

                           (a)          In executing any Supplement permitted by this Article, the Trustee and Authority shall be entitled to receive and to rely upon an Opinion of Counsel stating that the execution of such Supplement is authorized or permitted hereby. The Trustee may but shall not be obligated to enter into any such Supplement which adversely affects the Trustee’s own rights, duties or immunities.

                           (b)          No Supplement under this Article shall become effective unless and until the Borrower and the Insurer shall have consented in writing to the execution and delivery of such Supplement. In this regard the Trustee shall cause notice of the proposed execution and delivery of any such Supplement together with a copy of the proposed Supplement to be delivered to the Borrower at least ten days prior to the date of its proposed effectiveness.

                           (c)          Upon the execution and delivery of any Supplement in accordance with this Article, the provisions hereof shall be modified in accordance therewith and such Supplement shall form a part hereof for all purposes and every Owner of a Bond theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                           (d)          Any Bond authenticated and delivered after the execution and delivery of any Supplement in accordance with this Article may, and if required by the Authority or the Trustee shall, bear a notation in form approved by the Authority and Trustee as to any matter provided for in such Supplement. If the Authority shall so determine, upon advice of Bond

Counsel, new Bonds so modified as to conform in the opinion of the Trustee and the Authority to any such Supplement may be executed by the Authority and authenticated and delivered by the Trustee in exchange for and upon surrender of Bonds then Outstanding.

               Section 9.04.   Amendments to Loan Agreement Not Requiring Consent of or on Behalf of Bondowners.    The Trustee may, without the consent of or notice to any of the Owners, but with the prior written consent of the Insurer, consent to and join with the Borrower in the execution and delivery of any amendment, change or modification of the Loan Agreement for one or more of the purposes described in Section 9.01.

               Section 9.05.   Amendments to Loan Agreement Requiring Consent of or on Behalf of Bondowners.

                           (a)          Except for amendments, changes or modification to the Loan Agreement referred to in Section 9.04 hereof and subject to the terms and provisions and limitations contained in this Article and not otherwise, the Trustee may consent to and join with the Borrower in the execution and delivery of any amendment, change or modification to the Loan Agreement with the prior written consent of the Insurer and with the consent of the Owners of not less than a majority in principal amount of Bonds then Outstanding, given as provided in this Section, provided, however, that no such amendment, change or modification may affect the obligation of the Borrower to make payments under the Loan Agreement or reduce the amount of or extend the time for making such payments without the consent of the Owners of all Bonds then Outstanding.

                           (b)          If the consent to and approval of the execution of such amendment, change or modification is given by the Owners of not less than the aggregate principal amount or number of Bonds specified in subsection (a) within the time and in the manner provided by Section 9.02 hereof with respect to Supplements hereto, but not otherwise, such amendment, change or modification may be consented to, executed and delivered upon the terms and conditions and with like binding effect upon the Owners as provided in Sections 9.02 and 9.03 hereof with respect to Supplements hereto.

               Section 9.06.   Authority Consent to Amendments.

                           (a)        Any proposed amendment, modification, or supplement to this Indenture which provides for terms less favorable to the Authority than those set forth in Sections 6.06, 6.07 or 11.10 of this Indenture as originally executed and delivered, but permitted by law, shall require the Authority’s consent, which may be withheld for any reason.

                           (b)       Any proposed amendment, modification or supplement of the Loan Agreement which provides for terms less favorable to the Authority than those set forth in Sections 5.05 or 5.06 of the Loan Agreement as originally executed and delivered, but permitted by law, shall require the Authority’s consent, which shall not be withheld unreasonably.

               Section 9.07.   Insurer Consent to Amendments.

                           (a)        Any provision of this Indenture, the Loan Agreement or the Deed of Trust expressly recognizing or granting rights in or to Insurer may not be amended in any manner which affects the rights of Insurer hereunder or thereunder without the prior written consent of Insurer.

                           (b)        Wherever the Authority Documents require the consent of Bondowners, Insurer’s consent shall also be required.

ARTICLE X

SATISFACTION AND DISCHARGE

               Section 10.01.   Discharge.    If payment of all principal of, premium, if any, and interest on all of the Bonds in accordance with their terms and as provided herein is made, or is provided for in accordance with this Article, and if all Reimbursement Obligations and other sums, if any, payable by the Authority hereunder shall be paid, then the liens, estates and security interests granted hereby shall cease. Upon all conditions precedent to the satisfaction and discharge of the lien hereof have been satisfied, the Trustee shall execute and deliver proper instruments acknowledging such satisfaction and discharging the lien hereof and the Trustee shall transfer all property held by it hereunder, other than money or obligations held by the Trustee for payment of amounts due or to become due on the Bonds, to the Borrower or such other person as may be entitled thereto as their respective interests may appear. Such satisfaction and discharge shall be without prejudice to the rights of the Trustee thereafter to charge and be compensated or reimbursed for services rendered and expenditures incurred in connection herewith.

               The Authority or the Borrower may at any time surrender to the Trustee for cancellation any Bonds previously authenticated and delivered which the Authority or the Borrower may have acquired in any manner whatsoever and such Bonds upon such surrender and cancellation shall be deemed to be paid and retired.

               Section 10.02.   Providing for Payment of Bonds.    Payment of all or any part of the Bonds in Authorized Denominations may be provided for by the deposit with the Trustee of money or Government Obligations which are not redeemable in advance of their maturity dates, or which are redeemable in advance of their maturity dates only at the option of the Owner thereof, or both. The money and the maturing principal and interest income on such Government Obligations, if any, shall be sufficient, as evidenced by a certificate of an independent certified public accountant or firm of such accountants acceptable to the Trustee, to pay when due the principal or redemption price of and interest on such Bonds. The money and Government Obligations shall be held by the Trustee irrevocably in trust for the Owners of such Bonds solely for the purpose of paying the principal, or redemption price of and interest on such Bonds as the same shall mature, come due or become payable upon prior redemption, and, if applicable, upon simultaneous direction, expressed to be irrevocable, to the Trustee as to the dates upon which any such Bonds are to be redeemed prior to their respective maturities.

               If payment of Bonds is so provided for, the Trustee shall mail a notice so stating to each Owner of a Bond so provided for, which notice shall also describe the rights retained and reserved pursuant to Section 10.04.

               Except as provided in Section 10.03, Bonds the payment of which has been provided for in accordance with this Section shall no longer be deemed Outstanding hereunder or secured hereby. The obligation of the Authority in respect of such Bonds shall nevertheless continue but the Owners thereof shall thereafter be entitled to payment only from the money or Government Obligations deposited with the Trustee to provide for the payment of such Bonds.

               No Bond may be refunded or defeased unless an opinion of counsel is provided to Insurer stating that (A) any escrow deposit will not constitute a voidable preference or transfer under the Federal Bankruptcy Code or any other similar state or federal statute in the event the Authority or the Borrower becomes a debtor within the meaning of the Federal Bankruptcy Code or comes within the protection of such similar state or federal statute (“Insolvency Event”), and (B) in such Insolvency Event, any escrow deposit will not be treated as part of the estate of the Authority or the Borrower.

               Section 10.03.  Provisions to Survive After Discharge.    Notwithstanding the discharge of the lien hereof as in this Article provided, the Trustee shall nevertheless retain such rights, powers, trusts, obligations and duties hereunder as may be necessary and convenient for the payment of amounts due or to become due on the Bonds and the registration, transfer, exchange and replacement of Bonds as provided herein.

               Notwithstanding the payment in full of the Bonds, the discharge of the Indenture, and the termination or expiration of the Loan Agreement, all provisions in this Indenture concerning (a) the interpretation of this Indenture, (b) the governing law, (c) the forum for resolving disputes, (d) the Authority’s right to rely on facts or certificates, (e) the immunity from and limitation on liabilities of the Authority Indemnified Parties, (f) the Authority Indemnified Parties’ rights to indemnity, and (g) the Authority’s lack of pecuniary liability shall survive and remain in full force and effect.

               In the event that the principal and/or interest due on the Bonds shall be paid by Insurer pursuant to the Policy, the Bonds shall remain Outstanding for all purposes, not be defeased or otherwise satisfied and not be considered paid by the Authority, and the assignment and pledge of the trust estate and all covenants, agreements and other obligations of the Authority to the registered owners shall continue to exist and shall run to the benefit of Insurer, and Insurer shall be subrogated to the rights of such registered owners including, without limitation, any rights that such owners may have in respect of securities law violations arising from the offer and sale of the Bonds.

               Section 10.04.  Reserved Rights.    If, in connection with a redemption of all or any part of the Bonds, or in connection with providing for payment of all or any part of the Bonds pursuant to this Article X, money and/or securities are deposited with the Trustee sufficient to pay debt service on all or a portion of the Bonds to any date after the first date on which the Bonds may be redeemed, the Borrower expressly reserves and retains the right to subsequently change the date on which any Bonds for which such an escrow has been established are to be redeemed. The Borrower further reserves and retains the right to restructure the money and/or securities in the escrow and to apply any of the proceeds available following such restructuring for any lawful purpose.

               Section 10.05.  Escrow.    Any escrow agreement shall provide that:

                           (a)           Any substitution of securities shall require a Certified Public Accountant verification and the prior written consent of the Insurer.

                           (b)           The Authority and the Borrower will not exercise any optional redemption of Bonds secured by the escrow agreement or any other redemption other than mandatory sinking fund redemptions unless (i) the right to make any such redemption has been expressly reserved in the escrow agreement and such reservation has been disclosed in detail in the official statement for the refunding bonds, and (ii) as a condition of any such redemption there shall be provided to the Insurer a Certified Public Accountant verification as to the sufficiency of escrow receipts without reinvestment to meet the escrow requirements remaining following such redemption.

                           (c)           The Authority and the Borrower shall not amend the escrow agreement or enter into a forward purchase agreement or other agreement with respect to rights in the escrow without the prior written consent of Insurer.

ARTICLE XI

MISCELLANEOUS

               Section 11.01.  Evidence of Acts of Bondowners.

                           (a)           Any request, direction, consent or other instrument provided hereby to be signed and executed by the Bondowners may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondowners in person or by agent appointed in writing. Proof of the execution of any such request, direction, consent or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes hereof and shall be conclusive in favor of the Trustee and Authority, with regard to any action taken by them, or either of them, under such request or other instrument, namely:

                                          (i)             The fact and date of the execution by any person of any such request, direction, consent or other instrument or of a writing appointing any such agent may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments in such jurisdiction, that the person signing such writing acknowledged before him the execution thereof, or by the affidavit of a witness of such execution; and

                                          (ii)            The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of acquiring the same shall be proved by the registration books. of the Authority maintained by the Trustee pursuant to Section 2.02.

               Nothing in this Section shall be construed as limiting the Trustee to the proof herein specified, it being intended that the Trustee may accept any other evidence of the matters herein stated that it may deem sufficient.

                           (b)           Any action taken or suffered by the Trustee pursuant to any provision hereof, upon the request or with the assent of any person who at the time is the Owner of any Bond or Bonds, shall be conclusive and binding upon all future Owners of the same Bond or Bonds.

               Section 11.02.  Limitation of Rights; Third Party Beneficiaries.    With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person other than the parties hereto, the Borrower, the Insurer, and the Owners of the Bonds any legal or equitable right, remedy or claim under or in respect to this Indenture. This Indenture and all of the covenants, conditions and provisions hereof are intended to be and being for the sole and exclusive benefit of the parties hereto, the Owners of the Bonds, and the Borrower as herein provided.

               Section 11.03.  Unrelated Bond Issues.    Prior to the issuance of the Bonds, the Authority has issued, and subsequent to the issuance of the Bonds the Authority may issue, bonds in connection with the financing of other projects (said bonds together with any bonds issued by the Authority between the date hereof and issuance of the Bonds shall be referred to herein as the “Other Bonds”). Any pledge, mortgage or assignment made in connection with any Other Bonds shall be protected and any funds pledged or assigned for the payment of the Other Bonds will not be used for the payment of principal, premium, if any, or interest on the Bonds. Correspondingly, any pledge, mortgage or assignment made in connection with the Bonds shall be protected, and no funds pledged or assigned for the payment of the Bonds shall be used for the payment of principal, premium, if any, or interest on the Other Bonds.

               Section 11.04.  SeverabiIity.    If any one or more sections, clauses, sentences or parts hereof shall for any reason be questioned in any court of competent jurisdiction and shall be adjudged unconstitutional or invalid, such judgment shall not affect, impair or invalidate the remaining provisions hereof, or the Bonds issued pursuant hereto, but shall be confined to the specific sections, clauses, sentences and parts so adjudged.

               Section 11.05.  Holidays.    When the date on which principal of or interest or premium on any Bond is due and payable is not a Business Day, payment may be made on Bonds presented at the place of payment on the next ensuing Business Day with effect as though payment were made on the due date, and, if such payment is made, no additional interest shall accrue from and after such due date. When any other action is provided herein to be done on a day named or within a time period named, and the day or the last day of the period falls on a day other than a Business Day, it may be performed on the next ensuing Business Day with effect as though performed on the appointed day or within the specified period.

               Section 11.06.  Compliance with Continuing Disclosure Requirements of the SEC.    Pursuant to Section 5.5 of the Loan Agreement, the Borrower has undertaken all responsibility to comply with the continuing disclosure requirements of Section (b)(5)(i) of Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). Neither the Authority nor the Trustee shall have any liability to the Owners of the Bonds or any other Person with respect to such disclosure matters. Notwithstanding any other provision of this Indenture, failure of the Borrower to comply with Section 5.5 the Loan Agreement shall not be considered an Event of Default under this Indenture; however the disclosure agent may (and, at the request of the owners of at least a majority in aggregate principal amount of the Bonds Outstanding and payment of its fees and expenses, including attorneys’ fees, shall) or any Bondowner may, take such actions as may be necessary and appropriate, including seeking specific performance by court order, to cause the Borrower or the disclosure agent, to comply with its obligations under Section 5.5 of the Loan Agreement.

               Section 11.07.  Governing Law and Forum.    This Indenture shall be governed by and construed in accordance with the laws and judicial decisions of the State, except as such laws may be preempted by any federal rules, regulations, and laws applicable to the Authority. The parties hereto expressly acknowledge and agree that any judicial action to interpret or enforce the terms of this Indenture against the Authority shall be brought and maintained in Superior Court in King County, Washington, the United States District Court for the Western District of Washington, or in any United States Bankruptcy Court in any case involving or having jurisdiction over the Borrower or the Project.

               Section 11.08.   Notices.

                           (a)            Unless otherwise expressly specified or permitted by the terms hereof, all notices, consents or other communications required or permitted hereunder shall be deemed sufficiently given or served if given in writing, mailed by first class mail, postage prepaid, or sent by overnight courier service mutually acceptable to the delivering and receiving parties, courier charges prepaid, and addressed as follows:

To the Authority:	Washington Economic Development Finance Authority 1000 Second Avenue, Suite 2700 Seattle, WA 98104 Attention: Executive Director Telephone: (206) 587-5634 Facsimile: (206) 389-2819

To the Trustee:	U.S. Bank National Association
Corporate Trust Department PD-WA-T7CT
1420 Fifth Avenue, 7th Floor
Seattle, Washington 98101
Attention: Carolyn Whalen, Vice President
Telephone: (206) 344-4678
Facsimile: (206) 344-4630

To the Borrower:	CSC of Tacoma LLC c/o AMACAR Group, LLC 6525 Morrison Blvd., Suite 318 Charlotte, NC 28211 Attention: Doug Johnson Telephone: (704) 365-0569 Facsimile: (704) 365-1362

CSC of Tacoma LLC
c/o Correctional Services Corporation
1819 Main Street, Suite 1000
Sarasota, FL 34236
Attention: James Slattery
Telephone: (941) 953-9199
Facsimile: (941) 389-9198

CSC of Tacoma LLC c/o Craig Scott Bartlett 64 Melrose Place Montclair, NJ 07042 Telephone: (973) 744-4696 Facsimile: (973) 744-5747

To the Insurer:	MBIA Insurance Corporation
113 King Street
Armonk, NY 10504
Attention: Surveillance
Telephone: (914) 765-3533
Fax: (914) 765-3665

               The parties listed above may from time to time by notice in writing to the others designate a different address or addresses for notices hereunder.

               Section 11.09. Additional Notices to Rating Agencies. The Trustee hereby agrees that if at any time (i) payment of principal and interest on the Bonds is accelerated pursuant to the provisions of Section 7.02 hereof, (ii) the Authority shall redeem the entire principal amount of the Bonds Outstanding hereunder prior to maturity, (iii) a successor Trustee is appointed hereunder, or (iv) the Bondowners or Insurer consent to any amendment to this Indenture or the Loan Agreement or waive any provision of this Indenture or the Loan Agreement, then, in each case, the Trustee will promptly give notice of the occurrence of such event to each Rating Agency, if any, then maintaining a rating on the Bonds, which notice in the case of an event referred to in clause (iv) shall include a copy of any such amendment or waiver.

               Section 11.10. Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one instrument.

               Section 11.11. Binding Effect. This instrument shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns subject to the limitations contained herein.

               IN WITNESS WHEREOF, the Authority has caused this Indenture of Trust to be signed in its name and on its behalf by its duly authorized officer, and to evidence its acceptance of the trusts hereby created the Trustee has caused this Indenture of Trust to be signed in its name and on its behalf by its duly authorized officer, all as of the day and year first above written.

WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY

By: /s/ Scott L. Hardman, Chair
Scott L. Hardman, Chair

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By: /s/ Carolyn Whalen
Carolyn Whalen, Vice President

 [SIGNATURE PAGE TO THE INDENTURE]

EXHIBIT A

FORM OF BONDS

STATEMENT OF INSURANCE

               MBIA Insurance Corporation (the “Insurer”) has issued a policy containing the following provisions, such policy being on file at the principal office of U.S. Bank National Association, as trustee under the Indenture (as defined below) (the “Trustee”).

               The Insurer, in consideration of the payment of the premium and subject to the terms of the policy, hereby unconditionally and irrevocably guarantees to any owner, as hereinafter defined, of the following described obligations, the full and complete payment required to be made by or on behalf of the Washington Economic Development Finance Authority (the “Issuer”) to the Trustee or its successor (the “Paying Agent”), of an amount equal to (i) the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Obligations (as that term is defined below) as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from any owner pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law. The amounts referred to in clauses (i) and (ii) of the preceding sentence shall be referred to herein collectively as the “Insured Amounts.” “Obligations” shall mean:

$57,415,000
WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY
TAXABLE ECONOMIC DEVELOPMENT REVENUE BOND, SERIES 2003A
(CSC OF TACOMA LLC DETENTION FACILITY PROJECT)

               Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by the Insurer from the Paying Agent or any owner of an Obligation the payment of an Insured Amount for which is then due, that such required payment has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with U.S. Bank Trust National Association, in New York, New York, or its successor, sufficient for the payment of any such Insured Amounts which are then due. Upon presentment and surrender of such Obligations or presentment of such other proof of ownership of the Obligations, together with any appropriate instruments of assignment to evidence the assignment of the Insured Amounts due on the Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for such owners of the Obligations in any legal proceeding related to payment of Insured Amounts on the Obligations, such instruments being in a form satisfactory to U.S. Bank Trust National Association, U.S. Bank Trust National Association shall disburse to such owners or the Paying Agent payment of the Insured Amounts due on such Obligations, less any amount held by the Paying Agent for the payment of such Insured Amounts and legally available therefor. This policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

               As used herein, the term “owner” shall mean the registered owner of any Obligation as indicated in the books maintained by the Paying Agent, the Issuer, or any designee of the Issuer for such purpose. The term owner shall not include the Issuer or any party whose agreement with the Issuer constitutes the underlying security for the Obligations.

               Any service of process on the Insurer may be made to the Insurer at its offices located at 113 King Street, Armonk, New York 10504 and such service of process shall be valid and binding.

               This policy is non-cancelable for any reason. The premium on this policy is not refundable for any reason including the payment prior to maturity of the Obligations.

  MBIA Insurance Corporation

UNITED STATES OF AMERICA

WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY

TAXABLE ECONOMIC DEVELOPMENT REVENUE BOND, SERIES 2003A
(CSC OF TACOMA LLC DETENTION FACILITY PROJECT)

No. R-	$________

INTEREST RATE	MATURITY DATE	CUSIP
——————————	——————————	——————————
______________, 20__

REGISTERED OWNER:      CEDE & CO.

PRINCIPAL AMOUNT:

               THE WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY (the “Authority”), an instrumentality of the State of Washington, for value received, hereby promises to pay (but only out of the source hereinafter provided) to the Registered Owner identified above, or registered assigns as hereinafter provided, on the Maturity Date identified above, the Principal Amount identified above, and to pay (but only out of the source hereinafter provided) interest on the balance of said Principal Amount from time to time remaining unpaid until payment of said Principal Amount has been made or duly provided for, at the Interest Rate per annum set forth above payable on April 1 and October 1 of each year commencing October 1, 2003, until the obligation with respect to payment of the Principal Amount is discharged. Interest is calculated based upon an assumption of a 360-day year of twelve 30-day months.

               Both principal of and interest on this bond are payable in lawful money of the United States of America. For so long as the bonds of this issue are held in fully immobilized form, payments of principal and interest thereon shall be made as provided in accordance with the operational arrangements of The Depository Trust Company (“DTC”) referred to in the Blanket Issuer Letter of Representations (the “Letter of Representations”) from the Authority to DTC.

               This Bond is one of an authorized issue of bonds limited in aggregate principal amount to $57,415,000 (the “Bonds”) issued pursuant to and in full compliance with Resolution No. W-2003-002 duly adopted by the Authority on April 4, 2003, and the Constitution and laws of the State of Washington, and particularly Chap. 43.163 of the Revised Code of Washington, as amended (the “Act”), and issued under an Indenture of Trust (the “Indenture”), dated as of June 1, 2003, between the Authority and the Trustee, for the purpose of providing financing for CSC of Tacoma LLC, a Delaware limited liability company (the “Borrower”) of the costs of acquiring, constructing and equipping a detention facility constituting economic development facilities within the meaning of the Act in Tacoma, Washington (the “Project”), and the payment of necessary costs incidental thereto. Proceeds from the sale of the Bonds are to be loaned by the Authority to the Borrower under the terms of a Loan Agreement, dated as of June 1, 2003 (the “Loan Agreement”). The Bonds are all issued under and secured by and entitled to the benefits of the Indenture, including the security of a pledge and assignment of certain revenues and receipts derived by the Authority pursuant to the Loan Agreement.

               Counterparts or copies of the Indenture and the other documents referred to herein are on file at the office of the Trustee and reference is hereby made thereto and to the documents referred to therein for the provisions thereof, including the provisions with respect to the rights, obligations, duties, powers and immunities of the Authority, the Trustee, the Borrower, and the registered owners of the Bonds under such documents. Capitalized terms used in this Bond and not otherwise defined herein shall have the meanings given such terms in the Indenture.

               The Bonds are subject to optional and mandatory redemption prior to maturity, as provided in the Indenture.

               This Bond may be transferred or exchanged by the registered owner hereof in person or by his attorney duly authorized in writing at the Designated Office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer or exchange a new registered Bond or Bonds, of Authorized Denomination or Denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

               THIS BOND IS A SPECIAL LIMITED OBLIGATION OF THE AUTHORITY. THIS BOND SHALL NOT BE DEEMED TO CONSTITUTE A DEBT, LIABILITY OR GENERAL OBLIGATION OF THE AUTHORITY OR THE STATE OF WASHINGTON OR ANY POLITICAL SUBDIVISION THEREOF, OR A PLEDGE OF THE FAITH AND CREDIT OF THE AUTHORITY OR THE STATE OF WASHINGTON OR ANY SUCH

POLITICAL SUBDIVISION, BUT SHALL BE PAYABLE SOLELY FROM THE REVENUES AND PROCEEDS PROVIDED THEREFOR. THE AUTHORITY SHALL NOT BE OBLIGATED TO PAY THE SAME NOR INTEREST OR PREMIUM, IF ANY, THEREON EXCEPT FROM THE REVENUES AND PROCEEDS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF WASHINGTON OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR THE INTEREST OR PREMIUM, IF ANY, ON THE BONDS. THE AUTHORITY HAS NO TAXING POWER.

               The registered owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute an action to enforce the covenants thereof, or to take any action with respect to a default hereof, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

               The Indenture and other documents referred to therein may be modified or amended to the extent permitted by and as provided therein.

               Upon the occurrence of certain Events of Default (as defined in the Indenture), all Bonds may be declared immediately due and payable and thereupon shall become and be immediately due and payable as provided in the Indenture.

               The Authority, the Trustee and any successor paying agent may treat the registered owner of this Bond as the absolute owner for the purpose of receiving payment as herein provided and for all other purposes and none of them shall be affected by any notice to the contrary.

               IT IS HEREBY CERTIFIED AND RECITED that all acts, conditions and things required to exist, to happen and to be performed precedent to and in the issuance of this bond have existed, have happened and have been performed in due form, time and manner as required by law.

               IN WITNESS WHEREOF, the Authority has caused this Bond to be executed in its name by the manual or facsimile signatures of its Chair and attested by the manual or facsimile signature of its Secretary, all as of __ ________ , 2003.

WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY

By: ________________________________________
Name: ______________________________________
Chair

Attest:

_____________________________________
Secretary

CERTIFICATE OF AUTHENTICATION

               The undersigned Trustee hereby certifies that this is one of the bonds described in the within-mentioned Indenture.

Date ____________________________	________________________________, as Trustee

By ____________________________________
Authorized Representative

(Form of Assignment)

               The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT/TRANS MIN ACT
TEN ENT —	as tenants by the entireties	_____________ Custodian __________
JT TEN —	as joint tenants with right of	(Cust) (Minor)
	survivorship and not as tenants in	Under Uniform Gifts/Transfers to Minors Act
	common	________________________________
(State)

               Additional abbreviations may also be used, though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________ _________________________________________________________________________________
(Please Print or Typewrite Name, Address and Social Security Number or other Federal Tax Identification Number of Assignee)

the within bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________ _________________________________________________________________________________
attorney to transfer the within bond on the books kept for registration thereof, with full power of substitution in the premises.

Date _____________________________________

Signature Guaranteed:

______________________________________	______________________________________
(Signature(s) must be guaranteed by an eligible guarantor institution pursuant to Securities and Exchange Commission Rule 17Ad-15.)	Note: The signature(s) on this assignment
must correspond with the name(s) as written on
the face of the within registered certificate in
every particular without alteration or
enlargement or any change whatsoever.

EXHIBIT B

FORM OF PROJECT FUND
REQUISITION CERTIFICATE

$57,415,000
Washington Economic Development Finance Authority
Taxable Economic Development Revenue Bonds, Series 2003A
(CSC of Tacoma LLC Detention Facility Project)

Requisition No.

______________________________________
Borrower Representative

APPROVED BY CONSTRUCTION MANAGER:

Washington Construction Services, Inc.

By; ___________________________________________

    Its ________________________________________:

B-1

EXHIBIT C

FORM OF OPERATING RESERVE FUND/
REPAIR AND REPLACEMENT FUND REQUISITION CERTIFICATE

$57,415,000 Washington Economic Development Finance Authority Taxable Economic Development Revenue Bonds (CSC of Tacoma LLC Detention Facility Project), Series 2003A

Requisition No.

C-1

EXHIBIT D

FORM OF COSTS OF ISSUANCE
FUND REQUISITION CERTIFICATE

$57,415,000
Washington Economic Development Finance Authority
Taxable Economic Development Revenue Bonds, Series 2003A
(CSC of Tacoma LLC Detention Facility Project)

Requisition No.

______________________________________
Borrower Representative

D-1